QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LaBRANCHE & CO INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

LABRANCHE & CO INC.
One Exchange Plaza
New York, New York 10006

April 12, 2004

Dear Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders to be held on Tuesday, May 18, 2004 at 9:00 a.m., Eastern Standard Time, at the Ritz-Carlton Hotel, 2 West Street, New York, New York 10004.

        The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. This year, you are being asked to (1) elect two Class II directors and (2) ratify our appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.

        At the meeting, our Board of Directors will be pleased to report on our affairs, and a discussion period will be provided for questions and comments of general interest to stockholders.

        We look forward to greeting personally those of you who will be present at the meeting. However, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign, date and mail, at your earliest convenience, the enclosed proxy in the envelope provided.

        Thank you for your cooperation.

Very truly yours,
George M. L. LaBranche, IV Chairman, Chief Executive Officer and President

LABRANCHE & CO INC.
One Exchange Plaza
New York, New York 10006

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 18, 2004

        Notice Is Hereby Given that the Annual Meeting of Stockholders of LaBranche & Co Inc. will be held on Tuesday, May 18, 2004 at 9:00 a.m., Eastern Standard Time, at the Ritz-Carlton Hotel, 2 West Street, New York, New York 10004 for the following purposes:

          (1)   To elect two Class II directors, each of whom is to serve for a term of three years;

          (2)   To ratify our appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004; and

          (3)   To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Only stockholders of record at the close of business on March 19, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if the proxy is mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

By Order of the Board of Directors
William J. Burke, III Secretary
New York, New York April 12, 2004

LABRANCHE & CO INC.
One Exchange Plaza
New York, New York 10006

PROXY STATEMENT

GENERAL INFORMATION

General

        This Proxy Statement, which was first mailed to stockholders on or about April 12, 2004, is furnished to the holders of the common stock, par value $.01 per share, of LaBranche & Co Inc. in connection with the solicitation by our Board of Directors of proxies for use at the 2004 Annual Meeting of Stockholders, or at any adjournment thereof (the "Annual Meeting"), pursuant to the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on Tuesday, May 18, 2004 at 9:00 a.m., Eastern Standard Time, at the Ritz-Carlton Hotel, 2 West Street, New York, New York 10004.

        It is proposed that at the Annual Meeting our stockholders (i) elect two Class II directors to serve for a term of three years and (ii) ratify our appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.

        Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

        Proxies for use at the Annual Meeting are being solicited by and on behalf of our Board of Directors primarily through the use of the mails. We have retained Morrow & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies and will pay Morrow & Co., Inc. a fee of approximately $4,500. In addition, our officers, directors, employees and other agents, none of whom will receive additional compensation therefor, may solicit proxies by telephone, facsimile or other personal contact. We will bear the cost of the solicitation of proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of our common stock.

REVOCABILITY AND VOTING OF PROXY

        A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Unless otherwise indicated on the form of proxy, shares of our common stock represented by any proxy in the enclosed form, assuming the proxy is properly executed and received by us prior to the Annual Meeting, will be voted with respect to the following items on the agenda: (i) the election of each of the nominees for Class II director shown on the form of proxy; and (ii) the ratification of our appointment of KPMG LLP as our independent auditors.

        Stockholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy by filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Shares of our common stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of each of the nominees for director as shown on the form of proxy, "for" the ratification of our appointment of KPMG LLP as our independent auditors and in accordance with their best judgment on any other matters that may properly come before the meeting.

RECORD DATE AND VOTING RIGHTS

        On March 19, 2004, there were 59,818,118 shares of our common stock outstanding, each of which is entitled to one vote upon each of the matters to be presented at the Annual Meeting. Only stockholders of record at the close of business on March 19, 2004 are entitled to notice of, and to vote at, the Annual Meeting. The holders of a majority of the outstanding shares of our common stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting.

        The affirmative vote of the holders of a plurality of the shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the two nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of, against or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

        The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify our appointment of KPMG LLP as our independent auditors for the year ending December 31, 2004. An abstention from voting on this matter will be treated as "present" for purposes of determining the presence or absence of a quorum, but it will have the practical effect of a vote against the ratification of KPMG LLP because the abstention results in one less vote for such matter.

        Under the rules of the National Association of Securities Dealers, Inc. (the "NASD"), member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), NYSE-member brokers (other than our LaBranche Financial Services, Inc. subsidiary) who hold shares of our common stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, are permitted to vote on the election of our Class II directors and the proposal to ratify our appointment of KPMG LLP as our independent auditors. With respect to each of the election of our Class II directors and the ratification of our appointment of KPMG LLP as our independent auditors, if our LaBranche Financial Services, Inc. subsidiary does not receive voting instructions regarding shares of our common stock held by it in street name for its customers, it is entitled to vote these shares only in the same proportion as the shares represented by votes cast by all stockholders of record with respect to such matter.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY
CERTAIN STOCKHOLDERS AND MANAGEMENT

        The following table sets forth information as of March 19, 2004 regarding the beneficial ownership of our common stock by: (i) each person known by us to own beneficially more than five percent of our outstanding common stock; (ii) each of our directors and nominees for director; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation" below); and (iv) all our directors and executive officers as a group.

        All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated. Unless otherwise indicated, the address of each beneficial owner is: c/o One Exchange Plaza, New York, New York 10006. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of common stock issuable pursuant to options, to the extent such options are exercisable or convertible within 60 days after March 19, 2004, are treated as outstanding for purposes of computing the percentage of the person holding such securities, but are not treated as outstanding for purposes of computing the percentage of any other person.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
George M.L. (Michael) LaBranche, IV(2)	4,067,761	6.7%
Alfred O. Hayward, Jr.(3)	1,966,468	3.3%
Thomas E. Dooley	5,632	*
David A. George	5,427	*
Donald E. Kiernan	3,946	*
S. Lawrence Prendergast(4)	207,000	*
Harvey S. Traison(5)	106,000	*
William J. Burke, III	700,800	1.2%
All executive officers and directors as a group (8 persons)(6)	7,063,034	11.6%
FMR Corp. 82 Devonshire St. Boston, MA 02109(7)	3,373,950	5.6%

*
Less than 1%

(1)
Each of our managing directors at the time of our initial public offering in August 1999 entered into a stockholders' agreement pursuant to which he or she agreed to vote his or her shares as determined by a majority of Messrs. LaBranche, Hayward and James G. Gallagher, a former director and executive officer of the Company who retired in January 2003. Messrs. LaBranche, Hayward and Gallagher beneficially own an aggregate of 6,799,129 shares of common stock, constituting approximately 11.2% of the outstanding shares of our common stock. As a result of the stockholders' agreement, Messrs. LaBranche, Hayward and Gallagher, acting together as a group, may be deemed to beneficially own an aggregate of 26,016,809 shares of common stock (including the 6,799,129 shares beneficially owned by them individually), constituting approximately 42.9% of the outstanding shares of our common stock. Each of Messrs. LaBranche, Hayward and Gallagher disclaims beneficial ownership of any and all shares of common stock held by any person or entity other than him.

(2)
Includes options to purchase 566,667 shares of our common stock which are exercisable within 60 days.

(3)
Includes options to purchase 110,000 shares of our common stock which are exercisable within 60 days.

(4)
Includes options to purchase 200,000 shares of our common stock which are exercisable within 60 days.

(5)
Includes options to purchase 100,000 shares of our common stock which are exercisable within 60 days.

(6)
Includes options to purchase 976,667 shares of our common stock which are exercisable within 60 days.

(7)
Information is derived from the Schedule 13G, dated December 31, 2003, filed by FMR Corp. with the SEC.

PROPOSAL NO. 1—ELECTION OF CLASS II DIRECTORS

        Two Class II directors are to be elected at this Annual Meeting. Our Board of Directors has been classified pursuant to our Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"). In accordance with the provisions of the Certificate of Incorporation, our directors are divided into three classes, designated Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors constituting our entire Board of Directors. Currently, our Class II directors will serve until this Annual Meeting, our Class III directors will serve until the 2005 annual meeting of our stockholders and our Class I directors will serve until the 2006 annual meeting of our stockholders. At each annual meeting of our stockholders, successors to the directors whose terms expire at that annual meeting are elected for a three-year term. This Annual Meeting is our fifth annual meeting since our initial public offering in August 1999.

        David A. George and Donald E. Kiernan currently serve as Class II directors for a term expiring at this Annual Meeting or at a special meeting in lieu thereof; Thomas E. Dooley currently serves as a Class III director for a term expiring at the 2005 annual meeting of our stockholders or at a special meeting in lieu thereof; and Michael LaBranche and Alfred O. Hayward, Jr. currently serve as Class I directors for a term expiring at the 2006 annual meeting of our stockholders or at a special meeting in lieu thereof. Each of David A. George and Donald E. Kiernan has been recommended by the Nominating & Corporate Governance Committee for election as a Class II director. Mr. Kiernan currently serves as the Chair of our Nominating & Corporate Governance Committee. Based on this recommendation, our Board of Directors has nominated each of Messrs. George and Kiernan for election as a Class II director at the Annual Meeting. If either of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by our Board of Directors to replace the nominee or to fill the vacancy. Both of the current nominees have consented to be named and have indicated their intent to serve if elected. Our Board of Directors has no reason to believe that either of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

        The following information is provided with respect to each of the nominees for Class II director:

Nominee	Age	Year First Became Director	Principal Occupation During Past Five Years
David A. George	61	2001	David A. George has been a member of our Board of Directors since June 1, 2001. From May 1999 to September 2001, Mr. George was a senior director of Goldman Sachs Group, Inc., the public holding company and parent of Goldman, Sachs & Co. From 1994 to May 1999, Mr. George was a limited partner and advisor of Goldman, Sachs & Co. Mr. George also served as a member of the management committee and as a managing partner of Goldman, Sachs & Co. from 1988 to 1994. Mr. George joined Goldman Sachs in 1973 in the Investment Banking Division and held numerous positions, including head of the Operations, Technology and Finance Division and the Private Finance Division. Mr. George also served as Goldman Sachs' Chief Financial Officer and as chairman of its Finance Committee. From 1967 to 1973, Mr. George was an attorney at the law firm of Dewey, Ballantine, Bushby, Palmer & Wood. Mr. George currently serves as a trustee of New York Presbyterian Hospital, and as Co-Chairman and Co-Chief Executive Officer of PetCareRx, a national pet pharmacy that provides pet medications, health and nutritional supplements directly to pet owners.
Donald E. Kiernan	63	2003
			Donald E. Kiernan became a member of our Board of Directors on March 6, 2003. Mr. Kiernan was Senior Executive Vice President and Chief Financial Officer of SBC Communications Inc. from October 1993 until his retirement in August 2001. From 1990 to October 1993, he served as Vice President of Finance for SBC Communications Inc. Mr. Kiernan is a Certified Public Accountant and was a partner of Arthur Young & Company and its successor firm, Ernst & Young LLP. Mr. Kiernan also serves on the boards of directors of Seagate Technologies, Horace Mann Educators Corporation, Health Management Associates, Inc. and Viad Corp.

VOTE REQUIRED

        The two nominees receiving the highest number of affirmative votes will be elected as Class II directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as a vote for any such nominee.

        OUR BOARD OF DIRECTORS DEEMS THE ELECTION OF THE TWO NOMINEES AS CLASS II DIRECTORS TO BE IN OUR AND OUR STOCKHOLDERS' BEST INTERESTS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF THESE TWO NOMINEES.

CORPORATE GOVERNANCE

Board of Directors

        Our Board of Directors currently consists of five members, a majority of whom have been determined to be "independent" within the meaning of the listing standards of the NYSE. Our Board has determined that Thomas E. Dooley, David A. George and Donald E. Kiernan have no direct or indirect material relationship with us other than in their capacity as directors, and thus are independent in accordance with applicable law and NYSE rules. In making this determination, the Board applied the standards set forth in our Corporate Governance Guidelines, which state that a prospective board member is not "independent" if, within the preceding three years:

  •
  he or she was employed by us or a member of his or her immediate family was one of our officers;

  •
  he or she (or his or her immediate family member) received direct compensation from us (other than compensation for service as a director, or compensation related to a pension or deferred compensation plan) of more than $100,000/year;

  •
  he or she was affiliated with, or was employed by, our internal or external auditor or a member of his or her immediate family was affiliated with, or employed in a professional capacity by, our internal or external auditor;

  •
  he or she (or his or her immediate family member) was part of a compensation committee interlock involving one of our executive officers (or his or her immediate family member); or

  •
  he or she was an executive officer or employee of a company that makes payments to, or receives payments from, us in amounts exceeding the greater of $1 million or 2% of the other company's consolidated gross revenues, or his or her immediate family member was an executive officer of a company that makes payments to, or receives payments from, us in amounts exceeding the greater of $1 million or 2% of the other company's consolidated gross revenues.

        During 2003, the Board of Directors held seven meetings and executed ten unanimous written consents in lieu of meeting. During 2003, all our Directors attended 75% or more of the meetings of the Board and meetings of committees of the Board on which they served. The Board of Directors also regularly held executive sessions of the independent directors. Mr. Dooley has been designated as presiding director for these executive sessions in 2004.

        Messrs. LaBranche and Hayward attended our 2003 Annual Meeting of Stockholders. We encourage our local directors to attend our 2004 Annual Meeting of Stockholders.

        Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating & Corporate Governance Committee.

  Audit Committee

        Our Audit Committee oversees our financial reporting process and reports the results of its activities to our Board of Directors. Our Audit Committee reviews, acts on and reports to our Board of Directors with respect to various auditing, accounting, financial reporting, internal control and regulatory compliance matters, and it has the sole authority and direct responsibility to select, evaluate, determine the compensation of, oversee, and where appropriate, replace our independent auditors. Our Audit Committee also has the authority to resolve disagreements between management and our independent auditors.

        Our Audit Committee is currently composed of Thomas E. Dooley, David A. George and Donald E. Kiernan. Mr. Dooley currently is the Chair of our Audit Committee, and our Board of Directors has determined that he is an "audit committee financial expert" as defined by Item 401(h) of

Regulation S-K under the Securities Exchange Act of 1934. Our Board of Directors has also determined that each of the members of our Audit Committee is "independent" within the meaning of applicable laws and the rules and regulations of the NYSE and the SEC.

        We currently do not limit the number of audit committees on which our Audit Committee members may sit. Donald E. Kiernan currently serves on the audit committees of four public companies in addition to ours, but our Board of Directors has determined that Mr. Kiernan's service on those other audit committees will not impair his ability to serve effectively on our Audit Committee.

        A copy of our Third Amended and Restated Audit Committee Charter is annexed to this proxy statement as Annex A and is available on our website at www.labranche.com.

  Compensation Committee

        The principal responsibilities of our Compensation Committee are to (1) review and approve our goals and objectives with respect to the compensation of our executive officers, evaluate our executive officers' performance in light of those goals and objectives and set our executive officers' compensation based on such evaluation, (2) review our overall compensation structure to determine whether we establish appropriate incentives for our executive officers and directors, (3) make recommendations to our Board of Directors with respect to the structure of our equity and incentive compensation plans and programs, and (4) report the results of its activities to our Board of Directors at least semi-annually.

        Our Compensation Committee is composed of Thomas E. Dooley, David A. George and Donald E. Kiernan. Mr. George currently is the Chair of our Compensation Committee. Our Board of Directors has determined that each member of our Compensation Committee is "independent" within the meaning of the applicable laws and rules and regulations of the NYSE and the SEC. A copy of our Amended and Restated Compensation Committee Charter is annexed to this proxy statement as Annex B and is available on our website at www.labranche.com.

  Nominating & Corporate Governance Committee

        Our Nominating & Corporate Governance Committee identifies individuals qualified to become members of our Board of Directors and leads and oversees management in shaping our corporate governance structure in a manner that promotes our and our stockholders' best interests. Our Nominating & Corporate Governance Committee makes recommendations to our Board of Directors with respect to all corporate governance matters affecting us, annually reviews and assesses the adequacy of our Code of Conduct and Corporate Governance Guidelines and recommends changes to the Board for approval and adoption as necessary or advisable.

        Our Nominating & Corporate Governance Committee is composed of Thomas E. Dooley, David A. George and Donald E. Kiernan. Mr. Kiernan currently is the Chair of our Nominating & Corporate Governance Committee. Our Board of Directors has determined that each member of the Nominating & Corporate Governance Committee is "independent" within the meaning of the applicable laws and rules and regulations of the NYSE and the SEC. A copy of our Amended and Restated Nominating & Corporate Governance Committee Charter is annexed to this proxy statement as Annex C and is available on our website at www.labranche.com.

Director Compensation

        Three non-employee directors serve as members of our Board of Directors. Each of our non-employee directors currently receives an annual retainer of $50,000 and attendance fees of $2,500 per board meeting and $2,500 per committee meeting attended. The meeting attendance fees are paid after the end of each year in shares of our common stock under our Equity Incentive Plan. Our employee directors do not receive any additional compensation for serving on our Board of Directors or any committee of our Board, and our non-employee directors do not receive any compensation from us other than the retainer and attendance fees described above.

Corporate Governance Guidelines

        The Board of Directors has adopted our Corporate Governance Guidelines (the "Guidelines") to address significant corporate governance issues. The Guidelines provide a framework for our corporate governance system and cover such topics as director qualifications and Board composition, director compensation, evaluation of our Chief Executive Officer and director orientation and continuing education. The Nominating & Corporate Governance Committee is responsible for overseeing and reviewing the Guidelines and reporting and recommending to the Board changes to the Guidelines as necessary or advisable. A copy of the Guidelines is attached to this proxy statement as Annex D and is available on our website at www.labranche.com.

Code of Conduct

        We have adopted a Code of Conduct designed to help our directors, officers and employees resolve ethical issues that arise in the conduct of their duties. Our Code of Conduct applies to all our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, Controller and any other employee performing similar functions. Our Code of Conduct covers such topics as conflicts of interest, insider trading, full, fair, accurate, timely and understandable disclosure in our public filings and communications, compliance with applicable governmental laws, rules and regulations, accountability for adherence to our Code of Conduct and the prompt internal reporting of violations of our Code of Conduct. A copy of our Code of Conduct is attached to this proxy statement as Annex E and is available on our website at www.labranche.com. We will post on our website any amendments to or waivers of the provisions of our Code of Conduct applicable to any of our directors and executive officers.

Director Nomination Process

        Our Nominating & Corporate Governance Committee is responsible for recommending to our full Board of Directors nominees for election as Directors. In selecting nominees, and when considering the Board and its committees, each as a whole, our Nominating & Corporate Governance Committee seeks to maintain a balance of business experience and interpersonal skills, thereby maximizing the effectiveness of the Board and each of its committees. In assessing a candidate's qualifications, our Nominating & Corporate Governance Committee considers such factors as the following:

  •
  whether the candidate has demonstrated broad business judgment and leadership;

  •
  management experience at a senior policy-making level in one or more functional areas of a major public company;

  •
  familiarity with relevant regulatory issues or specific industry knowledge;

  •
  business creativity and vision;

  •
  a demonstrable personal commitment to our and our stockholders' interests;

  •
  ability and desire to invest time and effort on a consistent basis;

  •
  awareness of, and perspective on, relevant current business issues;

  •
  diversity of relevant experience, expertise, age, race and gender;

  •
  prior participation in board and committee deliberations; and

  •
  absence of an over-commitment to other business activities or the requirements of boards of other companies.

        Our Nominating & Corporate Governance Committee may solicit ideas for possible candidates from members of our Board, our officers and individuals personally known to members of our Board. Our Nominating & Corporate Governance Committee also will consider qualified candidates submitted by our stockholders. Stockholders can suggest qualified candidates for our Board by writing to our Secretary at One Exchange Plaza, New York, NY 10006. Submissions that meet the criteria outlined above will be forwarded to the Chair of our Nominating & Corporate Governance Committee for further review and consideration.

Communications with our Board

        Any stockholder who wishes to contact our Board of Directors or an individual member of our Board should direct written correspondence to our Secretary at One Exchange Plaza, New York, NY 10006. The Secretary will forward such communications to our Board or the specified individual Board Member to whom the communication is directed.

Compensation Committee Interlocks and Insider Participation

        No member of our Compensation Committee has been an employee of ours. None of our executive officers serves as a member of the board of directors or the compensation committee of any other entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

DIRECTORS AND EXECUTIVE OFFICERS

        Our directors and executive officers are as follows:

Name	Age	Position
Michael LaBranche	48	Chairman, Chief Executive Officer and President
Alfred O. Hayward, Jr.	55	Director and Executive Vice President; Chief Executive Officer of LaBranche & Co. LLC
Thomas E. Dooley	47	Director
David A. George	61	Director
Donald E. Kiernan	63	Director
S. Lawrence Prendergast	62	Executive Vice President, Finance
Harvey S. Traison	64	Senior Vice President and Chief Financial Officer
William J. Burke, III	49	Secretary and Chief Executive Officer of LaBranche Financial Services, Inc.

        Michael LaBranche has been our Chairman, Chief Executive Officer and President since our initial public offering in August 1999. Mr. LaBranche has served as Chairman of the Management Committee of LaBranche & Co. LLC since 1996, as a member of the Management Committee of LaBranche & Co. LLC since 1988 and as a specialist with LaBranche & Co. LLC since 1977. He currently is a Governor of the NYSE and is a member of the NYSE's Market Performance Committee. Mr. LaBranche is a member of the Board of Directors of Lava Trading, Inc. and the Securities Industry Automation Corporation (SIAC), a subsidiary of the NYSE and the American Stock Exchange ("AMEX").

        Alfred O. Hayward, Jr. has been our Executive Vice President and a member of our Board of Directors since our initial public offering in August 1999. In November 2003, Mr. Hayward became Chief Executive Officer of our LaBranche & Co. LLC subsidiary. Mr. Hayward has been a specialist with LaBranche & Co. LLC since 1983 and has served as a member of the Management Committee of LaBranche & Co. LLC since 1994. He currently sits on the NYSE Arbitration Panel and is involved with NYSE education programs. Mr. Hayward has served as a NYSE Floor Official and has also served as the Chairman of the NYSE's Allocation Committee.

        Thomas E. Dooley has been a member of our Board of Directors since March 2000. Mr. Dooley is Co-Chairman and Chief Executive Officer of DND Capital Partners, a venture capital and investment advisory firm that specializes in the media and telecommunications markets. Prior to joining DND Capital Partners in June 2000, Mr. Dooley was Deputy Chairman of Viacom Inc. He was also a member of Viacom's Executive Committee, its Board of Directors and served as Executive Vice President, Finance, Corporate Development and Communications. Mr. Dooley currently is a director of the North Shore Long Island Jewish Hospital System and The Tennis Channel.

        David A. George has been a member of our Board of Directors since June 1, 2001. From May 1999 to September 2001, Mr. George was a senior director of Goldman Sachs Group, Inc., the public holding company and parent of Goldman, Sachs & Co. From 1994 to May 1999, Mr. George was a limited partner and advisor of Goldman, Sachs & Co. Mr. George also served as a member of the management committee and as a managing partner of Goldman, Sachs & Co. from 1988 to 1994. Mr. George joined Goldman Sachs in 1973 in the Investment Banking Division and held numerous positions, including head of the Operations, Technology and Finance Division and the Private Finance Division. Mr. George also served as Goldman Sachs' Chief Financial Officer and as chairman of its Finance Committee. From 1967 to 1973, Mr. George was an attorney at the law firm of Dewey,

Ballantine, Bushby, Palmer & Wood. Mr. George currently serves as a trustee of New York Presbyterian Hospital, and as Co-Chairman and Co-Chief Executive Officer of PetCareRx, a national pet pharmacy that provides pet medications, health and nutritional supplements directly to pet owners.

        Donald E. Kiernan became a member of our Board of Directors on March 6, 2003. Mr. Kiernan was Senior Executive Vice President and Chief Financial Officer of SBC Communications Inc. from October 1993 until his retirement in August 2001. From 1990 to October 1993, he served as Vice President of Finance for SBC Communications Inc. Mr. Kiernan is a Certified Public Accountant and was a partner of Arthur Young & Company and its successor firm, Ernst & Young LLP. Mr. Kiernan also serves on the boards of directors of Seagate Technologies, Horace Mann Educators Corporation, Health Management Associates, Inc. and Viad Corp.

        S. Lawrence Prendergast has been our Executive Vice President, Finance since our initial public offering in August 1999. He also served as a member of our Board of Directors from the time of our initial public offering in August 1999 until January 2003. From May 1997 to August 1999, Mr. Prendergast was the Chairman and CEO of AT&T Investment Management Corp. Prior to 1997, Mr. Prendergast had been the Vice President and Treasurer of AT&T for 14 years. Mr. Prendergast currently is a director of AT&T Investment Management Corp., a money management subsidiary of AT&T.

        Harvey S. Traison has been our Senior Vice President and Chief Financial Officer since March 2000. Mr. Traison also served as a member of our Board of Directors from March 2000 until January 2003. As of December 31, 1999, Mr. Traison retired from service as Vice President, Treasurer and a member of the Board of Directors of DaimlerChrysler North America Holding Corporation and DaimlerChrysler Canada Finance Inc. Mr. Traison joined Daimler-Benz (a predecessor of DaimlerChrysler) in 1984. Mr. Traison currently is a trustee of the Marlboro Music Festival.

        William J. Burke, III became the Chief Executive Officer of our LaBranche Financial Services, Inc. subsidiary in January 2003. He has served as our Secretary since our initial public offering in August 1999 and as the director of business development and director of risk management of our LaBranche & Co. LLC subsidiary from October 1999 to January 2003. From 1991 to 1996, Mr. Burke was the managing partner of W.J. Burke & Co. LLC, a registered market-maker on the NYSE, and was a sole-proprietor specialist on the NYSE from 1989 to 1991. Prior to 1989, Mr. Burke was a vice president of Salomon Brothers. Mr. Burke is a director of the Kenyon Review, a journal of culture and literature.

        There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

        The following table sets forth the annual compensation during fiscal 2003, 2002 and 2001 of our Chief Executive Officer and our four other highest paid executive officers named in the table whose total salary for fiscal 2003 exceeded $100,000 for services rendered in all capacities. These amounts may not be indicative of amounts to be paid to the named executive officers in future years.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus(1)		Securities Underlying Stock Options	All Other Compensation(2)
Michael LaBranche Chairman, Chief Executive Officer and President	2003 2002 2001	$250,000 250,000 250,000	$	— 1,200,000 725,000	— 200,000 —	$6,468 23,989 20,725
Alfred O. Hayward, Jr. Executive Vice President, Chief Executive Officer of LaBranche & Co. LLC	2003 2002 2001	250,000 250,000 250,000		163,100 400,000 225,000	— 30,000 —	$6,468 24,489 20,725
Harvey S. Traison Senior Vice President and Chief Financial Officer	2003 2002 2001	250,000 250,000 250,000		119,100 265,000 205,000	— — 100,000	$6,468 24,489 20,725
William J. Burke, III Secretary and Chief Executive Officer of LaBranche Financial Services, Inc.	2003 2002 2001	250,000 250,000 250,000		— 320,000 175,000	— — —	$6,468 23,989 20,725
S. Lawrence Prendergast Executive Vice President, Finance	2003 2002 2001	250,000 250,000 250,000		— — —	— — —	— — —

(1)
Reflects bonus amount earned in such fiscal year. In last year's proxy statement the figures reported for 2002 bonuses were amounts paid during 2002. A portion of the bonuses earned in 2002, however, were paid in January 2003. Accordingly, the bonus figures for 2002 included herein have been reclassified to reflect bonuses earned during such year.

(2)
Fiscal 2003 includes $6,000 of matching contributions under our 401(k) plan, $396 of premiums paid for group-term life insurance and $72 of premiums paid for accidental death and dismemberment insurance for each of the named executive officers, except Mr. Prendergast.

  Fiscal 2002 includes $17,961 paid under our profit-sharing plan, $450 of premiums paid for group-term life insurance and $78 of premiums paid for accidental death and dismemberment insurance for each of the named executive officers, except Mr. Prendergast. Messrs. LaBranche and Burke received $5,500 of matching contributions under our 401(k) plan and Messrs. Hayward and Traison received $6,000 of matching contributions under our 401(k) plan.

  Fiscal 2001 includes $14,797 paid under our profit-sharing plan, $5,100 of matching contributions under our 401(k) plan, $720 of premiums paid for group-term life insurance and $108 of premiums paid for accidental death and dismemberment insurance for each of the named executive officers, except Mr. Prendergast.

Option Grants In Last Fiscal Year

        We did not grant any options to our named executive officers during 2003.

Fiscal Year End Option Values

        The following table sets forth the number of options and value of unexercised options held by each of our named executive officers at December 31, 2003. None of our named executive officers exercised any of his options in 2003.

	Number of Unexercised Options at Year End		Value of Unexercised In-the-Money Options at Year End
	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael LaBranche	500,000	200,000	—	—
Alfred O. Hayward, Jr.	100,000	30,000	—	—
Harvey S. Traison	66,667	33,333	—	—
William J. Burke, III	—	—	—	—
S. Lawrence Prendergast	200,000	—	—	—

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders (1)	2,873,445	$28.77	3,610,159
Equity compensation plans not approved by stockholders (2)	1,049,391	8.54	—

Total	3,922,836		3,610,159

(1)
Column (a) represents 2,577,500 options, 289,147 restricted stock units and 6,798 shares of restricted stock. In calculating the weighted average exercise price as reported in column (b), only the 2,577,500 options were considered.

(2)
Represents fully-vested options to purchase an aggregate of 493,890 and 555,501 shares, respectively, of our common stock at a purchase price of $2.78 and $13.67 per share, respectively, which we assumed in connection with our March 2001 acquisition of ROBB PECK McCOOEY Financial Services, Inc. Of the options outstanding, 555,501 will expire on the earlier to occur of (a) the 90th day following the date of the holder's death, or (b) the 30th day following the date of the termination of the holder's employment with us or any of our subsidiaries for any other reason. The remaining 493,890 options will expire on December 31, 2004.

Employment Agreements

        As part of the reorganization of our firm from partnership to corporate form in connection with our initial public offering in August 1999, Messrs. LaBranche, Hayward and Burke entered into employment agreements, pledge agreements and agreements regarding noncompetition and other covenants. In April 2000, we entered into an employment agreement with Mr. Traison, our Senior Vice President and Chief Financial Officer, which contains comparable provisions regarding noncompetition. The material terms of the employment, noncompetition and pledge agreements are described below.

        The employment agreement with each of Messrs. LaBranche, Hayward and Burke, which had an initial term of three years and remains in effect until the termination of his employment with us, requires him to devote his entire working time to our business and affairs, contains various restrictive covenants and is terminable on 90 days' notice by either party. The employment agreement with Mr. Traison, which had an initial term of three years and has been automatically renewed for an additional two years, requires him to devote substantially all his business time to the performance of his duties and responsibilities to us, is terminable on 90 days' notice by either party and provides for automatic one-year renewals, subject to notice of termination.

        Messrs. LaBranche, Hayward and Burke also have agreed not to use or disclose confidential information and not to compete with us or solicit our employees or listed companies until the later of August 24, 2004 or 12 months following the termination of their employment with us. Mr. Traison has agreed not to use or disclose confidential information and not to compete with us or solicit our employees or listed companies until 12 months following the termination of his employment with us. Each of their agreements also provides that he will take all actions and do all things reasonably requested by us during a 90-day transition period following termination of employment to maintain the business, goodwill and business relationships in which or with which he was previously involved on our behalf. In addition, if any of Messrs. LaBranche, Hayward or Burke breaches the noncompetition or nonsolicitation provisions of his agreement before the termination thereof, then he will be liable for liquidated damages in an amount equal to 75% of the aggregate value of the common stock and cash received by him from us in connection with our reorganization from partnership to corporate form in August 1999. The liquidated damages provision is guaranteed by a separate pledge agreement entered into by each of Messrs. LaBranche, Hayward and Burke. In December 2002, we waived our lien under the pledge agreements with respect to those shares of common stock which were no longer subject to the restrictions on transfer imposed under the stockholders' agreement executed by our managing directors (including Messrs. LaBranche, Hayward and Burke) in connection with our reorganization from partnership to corporate form in August 1999. We also agreed to waive our lien with respect to the remainder of the shares of common stock received by our managing directors in connection with our August 1999 reorganization as and when such shares are freed of the transfer restrictions imposed under the stockholders' agreement. Until those shares of common stock are released from our lien, however, we will retain our rights under the liquidated damages provisions of the noncompetition agreements and the pledge agreements. The liquidated damages and pledge arrangements discussed above are not exclusive of any injunctive relief to which we may be entitled for a breach of a covenant against competition or solicitation. Prior to and after the expiration of the pledge agreements, we will be entitled to all available remedies for breach of the noncompetition agreements. The employment and noncompetition agreements generally provide that any disputes thereunder will be resolved by binding arbitration.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

        Compensation Philosophy.    The Compensation Committee believes that executive compensation should be closely related to increased stockholder value. The compensation program of LaBranche & Co Inc. (the "Company") is designed to enable the Company to attract, retain and reward capable employees who can contribute to its success, principally by linking compensation with the attainment of key business objectives. Equity participation and a strong alignment to stockholders' interests are key elements of the Company's compensation philosophy. Accordingly, the Company's executive compensation program is designed to provide competitive compensation, support the Company's strategic business goals and reflect the Company's performance.

        The compensation program reflects the following principles:

  •
  Compensation should encourage increased stockholder value;

  •
  Compensation programs should support the Company's short- and long-term strategic business goals and objectives;

  •
  Compensation programs should reflect and promote the Company's values and reward individuals for outstanding contributions toward business goals; and

  •
  Compensation programs should enable the Company to attract and retain highly qualified professionals.

        Pay Mix and Measurement.    The Company's executive compensation is comprised of two components—base salary and incentives—each of which is intended to serve the Company's overall compensation philosophy.

        Base Salary.    The Company's salary levels are intended to be consistent with competitive pay practices and levels of responsibility, with individual salary increases reflecting competitive trends, the Company's overall financial performance and resources, general economic conditions and a number of factors relating to the particular individual, including his or her performance, experience, ability and job knowledge. Base salary levels for 2003 for the Company's executive officers were determined by the Compensation Committee.

        Incentives.    Potentially available incentive awards for 2003 consisted of cash awards under the Company's Annual Incentive Plan and Senior Executive Bonus Plan and equity-based awards pursuant to the Company's Equity Incentive Plan. The granting of cash awards was discretionary and was dependent principally on the Company's overall performance and the performance of each individual employee. Due to the decline in the Company's revenues and earnings during 2003, as compared to 2002, bonus awards under the Company's Annual Incentive Plan for 2003 were substantially reduced, as compared to 2002, and no awards were made for 2003 under the Senior Executive Bonus Plan. Annual cash awards under the Company's Annual Incentive Plan and Senior Executive Bonus Plan in future years will depend on the Company's performance and overall cash needs. The Company is also authorized to grant equity-based awards, which typically consist of stock options, restricted stock and restricted stock units granted to its executives and other employees pursuant to the Equity Incentive Plan. The Company granted restricted stock units with respect to 46,000 shares of the Company's common stock during the year ended December 31, 2003. In addition, in lieu of cash bonus awards under the Company's Annual Incentive Plan and Senior Executive Bonus Plan, the Company granted restricted stock units generally vesting in three years (assuming continued employment with the Company through that date) with respect to 600,000 shares of the Company's common stock in January 2004 to certain executive officers and a number of other key employees.

        In the future, in addition to cash awards, the Company may from time to time grant additional equity-based incentives. The Company believes that equity-based awards provide its executive officers and other employees with an opportunity to increase their ownership of the Company's common stock and potentially gain financially from increases in the price of the Company's common stock. By this approach, the best interests of stockholders, executives and employees will be closely aligned. The equity-based awards were, and the Compensation Committee expects will continue to be, based primarily on an employee's perceived contribution to the Company's growth and profitability. Generally, these grants vest over a period of time, and executives and other employees must continue to be employed by the Company in order for such grants to vest.

        Chief Executive Officer Compensation for the Fiscal Year Ended December 31, 2003.    In August 1999, Michael LaBranche entered into an employment agreement which currently provides for an annual base salary of $250,000, plus a bonus to be determined by the Compensation Committee. The bonuses paid to Mr. LaBranche, as well as the Company's other executive officers for any year, are based on, among other things, the Company's overall performance, profit margins and earnings per share for that year. For 2003, no cash bonus was awarded to Mr. LaBranche under the Company's Annual Incentive Plan or Senior Executive Bonus Plan. The Compensation Committee deems the compensation arrangements with Mr. LaBranche to be appropriate considering the Company's overall performance in 2003.

        Tax Effects.    Section 162(m) of the Code generally denies a federal income tax deduction for certain compensation exceeding $1 million paid to any of the chief executive officer and the four other highest paid executive officers, excluding (among other things) certain performance-based compensation. Non-deductibility would result in additional tax cost to the Company. Through December 31, 2003, this provision did not affect the Company's tax deductions.

        General.    The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. The Compensation Committee further believes that the Company's compensation practices are directly tied to stockholder returns and linked to the achievement of the Company's annual and longer-term financial and operational goals on behalf of its stockholders. In view of the Company's performance and achievement of goals and competitive conditions, the Compensation Committee believes that compensation levels during fiscal 2003 adequately reflect the Company's compensation goals and policies.

April 12, 2004	Compensation Committee Members David A. George (Chairman) Thomas E. Dooley Donald E. Kiernan

REPORT OF OUR AUDIT COMMITTEE

        The Audit Committee reviews, acts on and reports to the Board of Directors of LaBranche & Co Inc. (the "Company") with respect to various auditing, accounting, financial reporting, internal control and regulatory compliance matters. The Audit Committee has the sole authority and direct responsibility to select, evaluate, determine the compensation of, oversee, and where appropriate, replace the Company's independent auditors. The Audit Committee also has the authority to resolve disagreements between management of the Company and its auditors. The Audit Committee seeks to review and discuss its charter each year in order to determine whether appropriate changes and/or additions need to be made to update and enhance the Company's auditing procedures and standards. The Board of Directors of the Company has determined that each member of the Audit Committee is "independent" as defined by the rules promulgated by the SEC and the listing standards of the NYSE.

        In accordance with the Audit Committee charter, the Audit Committee assists the Company's Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's accounting, auditing and financial reporting practices. During the year ended December 31, 2003, the Audit Committee met fourteen times and discussed the interim financial information contained in each of the Company's quarterly earnings announcements with the Company's chief financial officer and independent auditors prior to public release.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from KPMG LLP, the Company's independent auditors, a formal written statement describing all relationships between KPMG LLP and the Company that might bear on KPMG LLP's independence consistent with Independence Standards Board Standard No. 1—"Independence Discussions with Audit Committees," discussed with KPMG LLP any relationships that may impact KPMG LLP's objectivity and independence and satisfied itself as to KPMG LLP's independence. During 2003, the Audit Committee also discussed and reviewed certain tax-related matters and audit-related issues in connection with such matters as the NYSE and SEC investigations of LaBranche & Co. LLC's specialist trading activities, the purported class action lawsuits and shareholder derivative proceedings triggered by such investigations, the impairment of the Company's goodwill and the relationship between the Company's debt obligations and its liquidity and capital resources. The Audit Committee also examined certain relationships between the Company and some of its current or former employees, advisors and other service providers. Other topics of discussion included the new audit-related rules adopted by the NYSE and the SEC pursuant to the Sarbanes-Oxley Act of 2002 and how these rules affect the Company. The Audit Committee also discussed with the Company's management, internal auditors and independent auditors the quality and adequacy of the Company's internal controls, the independent auditors' quality controls and the continuity of its audit team and the internal audit function's organizational responsibilities, budget and staffing. The Audit Committee reviewed with both the Company's independent and internal auditors their respective audit plans, audit scope and identification of audit risks.

        The Audit Committee discussed and reviewed with KPMG LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended—"Communication with Audit Committees," and with and without management present, discussed and reviewed the results of the independent auditors' examination of the Company's financial statements.

        Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors of the Company that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

April 12, 2004	Audit Committee Members Thomas E. Dooley (Chairman) David A. George Donald E. Kiernan

PROPOSAL NO. 2—RATIFICATION OF
APPOINTMENT OF INDEPENDENT AUDITORS

        Our stockholders will be asked to ratify our appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004. KPMG LLP audited our consolidated financial statements as of and for the fiscal year ended December 31, 2003. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from stockholders.

        Our organizational documents do not require that our stockholders ratify the selection of our independent auditors. We are doing so (as we have done in prior years) because we believe it is a matter of good corporate practice. If our stockholders do not ratify our appointment of KPMG LLP as our independent auditors, our Audit Committee will reconsider whether or not to retain KPMG LLP, but still may retain them. Even if the selection is ratified by our stockholders, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our and our stockholders' best interests.

Audit Fees

        The following table sets forth the fees we paid for audit, audit-related, tax and other services provided by KPMG LLP to us during each of the last two fiscal years. We appointed KPMG LLP as our independent auditors on May 20, 2002, upon our dismissal of Arthur Andersen LLP as our independent auditors on May 20, 2002, as described below in "Change in Principal Independent Auditors." Numbers for 2002 in the table below have been conformed to the 2003 fiscal year presentation.

	2003	2002
Audit fees	$836,810	$613,000
Audit-related fees	54,500	60,000
Tax fees	82,000	63,575
All other fees	—	—

        Audit services included the audit of our annual financial statements included in our Annual Report on Form 10-K, reviews of financial statements included on our quarterly reports on Form 10-Q during each fiscal year and review and consultation regarding Section 404 of the Sarbanes-Oxley Act of 2002. The 2002 audit fees in the above table do not include $75,000 in fees paid to Arthur Andersen LLP in connection with its review of our financial statements included in our report on Form 10-Q for the three months ended March 31, 2002.

        Audit-related services are assurance and other services that are related to the audit and review of our financial statements. These services included audits of our employee benefit plans and certain procedures relating to our compliance with our debt covenants.

        Tax services included preparation and review of tax returns, consultation on tax matters and other tax planning and advice.

        In 2002, we paid $70,300 in fees (which are not included in the table above) for all other services rendered by Arthur Andersen LLP in connection with its review and advice with respect to our business continuity plan.

        Our Audit Committee has determined that the services described above that were rendered by KPMG LLP and Arthur Andersen LLP were compatible with the maintenance of their respective independence from our management.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee pre-approves all audit and non-audit services provided by our independent auditors prior to the engagement of the independent auditors with respect to such services. The Audit Committee shall pre-approve any additional audit services and permissible non-audit services. All "Audit Fees", "Audit-Related Fees", "Tax Fees" and "All Other Fees" set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Change in Principal Independent Auditors

        On May 20, 2002, our Board of Directors, upon recommendation of the Audit Committee, dismissed Arthur Andersen LLP as our independent auditors and engaged KPMG LLP as our new independent auditors to audit our financial statements during 2002.

        Through May 20, 2002, there were no disagreements between us and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of any such disagreements in connection with its report on our consolidated financial statements for those periods. There were no reportable events regarding us, as defined in Item 304(a)(1)(v) of Regulation S-K, during the interim period through May 20, 2002. Arthur Andersen LLP submitted a letter, dated May 20, 2002, stating its agreement with our statements filed on Form 8-K dated May 20, 2002 related to our dismissal of Arthur Andersen LLP as our independent auditors.

        On May 20, 2002, KPMG LLP was appointed to serve as our independent auditors for 2002.

        Through May 20, 2002, we did not consult with KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that KPMG LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

VOTE REQUIRED

        The affirmative vote of the holders of a majority of the shares of our common stock is required for the ratification of our appointment of KPMG LLP as our independent auditors. Abstentions will have the practical effect of a vote against this proposal. Broker non-votes are not treated as a "vote" for or against this proposal and thus will not have any impact on the outcome of the vote on this proposal.

        THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN OUR AND OUR STOCKHOLDERS' BEST INTERESTS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Payments for Use of NYSE Memberships

        Some of our executive officers have contributed the use of their NYSE memberships to our LaBranche & Co. LLC subsidiary and receive payments from LaBranche & Co. LLC based on the market value of the memberships. For 2003, the named executive officers listed below received payments from LaBranche & Co. LLC in the amounts set forth opposite their names:

Name	Payment Amounts
Michael LaBranche	$302,500
Alfred O. Hayward, Jr.	302,500
William J. Burke, III	302,500

Ownership Interest in Limited Liability Company

        Michael LaBranche owns a 12.5% membership interest in a limited liability company in which we also own a 25% membership interest. This limited liability company, which owns a 100% interest in one small aircraft and an 18.75% interest in another small aircraft, allows its members to share flight time based on their respective membership interests. Neither we nor Mr. LaBranche has derived any income from the ownership of our or his membership interest in this limited liability company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who beneficially own more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

        Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that during fiscal 2003 all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with on a timely basis.

COMPARATIVE PERFORMANCE BY LaBRANCHE & CO INC.

        The SEC requires us to present a chart comparing the cumulative total stockholder return on our common stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or peer group. Although the chart would normally be for a five-year period, our common stock began trading publicly on August 19, 1999 and, as a result, the following chart commences as of such date. This chart compares our common stock with (i) the NYSE Composite Index and (ii) the S&P Midcap Diversified Financials Index. The chart assumes (a) $100 was invested on August 19, 1999 in each of our common stock, the stocks comprising the NYSE Composite Index and the stocks comprising the S&P Midcap Diversified Financials Index and (b) the reinvestment of dividends.

Comparison of Cumulative Total Return

STOCKHOLDER PROPOSALS

        All stockholder proposals which are intended to be presented at our annual meeting of stockholders to be held in 2005 must be received by us no later than November 30, 2004 for inclusion in our proxy statement and form of proxy relating to that meeting.

        Stockholder proxies obtained by our Board of Directors in connection with our annual meeting of stockholders to be held in 2005 will confer on the proxies discretionary authority to vote on any matters presented at the meeting which were not included in the proxy statement, unless notice of the matter to be presented at the meeting is provided to our Secretary before February 8, 2005.

OTHER BUSINESS

        Our Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

        The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

By Order of the Board of Directors

WILLIAM J. BURKE, III Secretary
Dated: April 12, 2004

        A COPY OF OUR ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: LaBRANCHE & CO INC., ATTENTION: SECRETARY, ONE EXCHANGE PLAZA, NEW YORK, NEW YORK 10006.

ANNEX A

THIRD AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

LABRANCHE & CO INC.

        The Board of Directors (the "Board") of LaBranche & Co Inc. (the "Company") has established an Audit Committee (the "Committee") with authority, responsibility and specific duties as described below. This Third Amended and Restated Audit Committee Charter (the "Charter") shall be effective as of the date of its approval and adoption by the Board.

        This Charter is intended to be a component of the flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and By-Laws, it is not intended to establish by its own force any legally binding obligations.

* * * * * * *

Composition and Meetings

        The Committee shall consist of at least three (3) Directors appointed by the Board, each of whom shall be (i) "independent" within the meaning of Section 10A(m)(3)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules promulgated thereunder by the Securities and Exchange Commission (the "SEC") and the rules of the New York Stock Exchange, and (ii) financially literate (as interpreted by the Board of Directors in its business judgment) at the time of his or her appointment. The Chairperson of the Committee, who also shall be appointed by the Board, shall be a "financial expert," as defined by the SEC in rules promulgated under Section 407 of the Sarbanes-Oxley Act of 2002. The Chairperson and each other member of the Committee shall serve until the earlier of (i) the date on which he or she is no longer a member of the Board, or (ii) his or her resignation or removal by the Board. The Board may appoint additional or replacement members of the Committee from time to time.

        Regular meetings of the Committee shall be held at least quarterly at such time and place as the Chairperson of the Committee shall notify the other members of the Committee in writing at least 15 business days prior to the date of such meeting. Special meetings of the Committee may be called by the Chairperson of the Committee or by any two (2) members of the Committee by notifying all the members of the Committee of the date, time, place and purpose of such meeting in writing at least three (3) business days prior to the date of such meeting. Any member of the Committee may waive notice of any meeting of the Committee. The attendance of a member of the Committee at any meeting shall constitute a waiver of notice of such meeting, except where such Committee member attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. A majority of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee, and the act of a majority of the Committee members present at any meeting at which there is a quorum shall be the act of the Committee, except as may be otherwise specifically provided by law or by the Company's Certificate of Incorporation or By-Laws. If a quorum shall not be present at any meeting of the Committee, the Committee members present thereat may adjourn the meeting until a quorum shall be present. Unless otherwise restricted by law or by the Company's Certificate of Incorporation or By-Laws, any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if a written consent thereto is signed by all members of the Committee, and such written consent is filed with the minutes of proceedings of the Committee. The Secretary of the Company, or in his or her absence, such person as may be designated by the Chairperson of the Committee, shall act as secretary and keep the minutes of all meetings of the Committee.

Authority

        The Committee shall provide oversight on matters relating to accounting, financial reporting, internal control, auditing and regulatory compliance matters (consistent with legal and regulatory requirements) and such other matters as the Board shall from time to time direct, and shall regularly report to the Board with respect thereto. The Committee shall have the sole authority and direct responsibility to select, evaluate, determine the compensation of, oversee and where appropriate, replace the registered public accounting firm (the "Independent Accountants") employed by the Company for the purpose of preparing or issuing an audit report as required by Section 10A of the Exchange Act or related work. The Committee also shall have the authority to resolve disagreements between management and the Independent Accountants regarding financial reporting. The Independent Accountants shall report directly to the Committee.

        The Company shall provide appropriate funding, as determined by the Committee, for the payment of compensation to the Independent Accountants and for such other expenses as shall be reasonably necessary or advisable to ensure the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the Committee's oversight of the Independent Accountants' qualifications and independence and the performance of the Company's internal audit function, including, without limitations, the expenses described in item 26 of the "Responsibilities" section of this Charter.

        The Committee also shall have the authority to function as the Company's "qualified legal compliance committee," as defined by the SEC in rules promulgated under Section 307 of the Sarbanes-Oxley Act of 2002.

        The Committee also shall have the authority to engage independent counsel and other advisers when it determines that such engagement is necessary or advisable for the Committee to carry out its duties.

        In discharging its oversight role, the Committee is authorized to investigate any matter that it deems appropriate, with access to all books, records, facilities and personnel of the Company.

Responsibilities

        The primary responsibility of the Committee is to oversee the Company's financial reporting process and report the results of its activities to the Board. Management is responsible for implementing and maintaining an effective system of internal controls and for preparing the Company's financial statements; the Independent Accountants are responsible for auditing the financial statements of the Company. The Board recognizes that Company management (including the Company's internal audit staff) and the Independent Accountants have more knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the Independent Accountants' work. The Committee, in carrying out its responsibilities, should take appropriate actions, through its policies and procedures, to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior. The following processes and procedures, which are set forth as a guide with the understanding that the Committee may supplement them as appropriate, represent the Committee's principal oversight responsibilities:

          1.     Select, evaluate, determine the compensation of, oversee and, where appropriate, replace the Company's Independent Accountants.

          2.     Review the Company's annual audited financial statements and quarterly financial statements with management and the Company's Independent Accountants, focusing on such major issues as accounting and auditing principles and practices, the adequacy of internal controls that could significantly affect the Company's financial statements and the Company's disclosures in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of its filings with the SEC, and discuss quarterly earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

          3.     Review management's and the Company's Independent Accountants' analysis of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

          4.     Review with management and the Company's Independent Accountants the effects of regulatory and accounting initiatives and off-balance sheet structures and transactions on the Company's financial statements.

          5.     Establish, review, reassess and modify, if necessary, procedures for the resolution of disagreements between management and the Company's Independent Accountants regarding the Company's financial reporting.

          6.     Meet periodically with management and the Independent Accountants to review the Company's major financial and market risk exposures, including the processes in place to identify such exposures, and the steps taken to monitor and control such exposures.

          7.     Review the appropriateness of major proposed changes to the Company's auditing and accounting principles and practices, as suggested by the Company's Independent Accountants, internal auditors or management.

          8.     Review the experience and qualifications of the senior members of the Company's Independent Accountants' audit team and the quality control procedures of the Company's Independent Accountants.

          9.     Pre-approve, in accordance with Section 10A(i) of the Exchange Act, the retention of the Company's Independent Accountants for any non-audit services permitted under Section 10A(h) of the Exchange Act and this Charter and the fees for such services. While the Company's Independent Accountants generally should not be retained to provide non-audit services on behalf of the Company in order to avoid situations which might compromise, or appear to compromise, their independence, they may be retained to assist management of the Company in such routine activities as establishing internal controls or implementing audit recommendations, preparing and filing tax returns in accordance with applicable federal, state and local tax laws and to provide training and basic accounting assistance, best practice guides, benchmarking studies, internal control assessment methodologies and operational reviews in connection with the NYSE's consideration of proposed acquisitions by the Company of other NYSE specialist organizations or other related businesses, provided that any such activity, other than the preparation and filing of tax returns, is not related to the contemporaneous audit of the Company's financial statements. The Company's policy in this regard shall be guided by the following principles:

            (a)   The Company's Independent Accountants should not provide any non-audit services listed in Section 10A(g) of the Exchange Act or any other non-audit services that involve performing management functions or making management decisions; and

            (b)   The Company's Independent Accountants should not audit their own work or provide non-audit services in situations where the non-audit services are material to their audit of the Company's financial statements.

  It is the policy of the Company that any proposal for audit, audit-related or permissible tax or other non-audit-related services to be provided by the Independent Accountants (including any changes in audit scope) shall be presented to the Committee for its review and approval prior to the Company's retention of the Independent Accountants to perform such services.

          10.   Receive periodic reports from the Company's Independent Accountants regarding their independence, discuss such reports with them and consider whether the Independent Accountants' provision of non-audit services is compatible with maintaining their independence.

          11.   Evaluate the performance of the Company's Independent Accountants and, in addition to the audit partner rotation requirements of Section 10A(j) of the Exchange Act, determine whether it is appropriate to require the rotation of the Company's Independent Accountants on a regular basis.

          12.   Establish guidelines for the Company's hiring of current and former employees of its Independent Accountants who were engaged on the Company's account.

          13.   Review and concur in the appointment and replacement of the Company's senior internal auditing executive.

          14.   Review the significant reports to management prepared by the Company's internal auditing department and management's responses.

          15.   Meet with the Company's Independent Accountants and senior internal auditing executive prior to each annual audit to review the proposed audit plan in order to ensure that internal and external audit efforts have been coordinated and directed toward maximizing audit effectiveness.

          16.   Obtain from the Company's Independent Accountants assurance that each audit of the financial statements of the Company complies with the requirements of Section 10A of the Exchange Act.

          17.   Discuss with the Company's Independent Accountants the matters required to be discussed by Statement on Auditing Standards Nos. 61, 90 and 100 relating to the conduct of the Company's audit.

          18.   Review with management and the Company's Independent Accountants any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

          19.   Establish, review, reassess and, if necessary, modify the Company's procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the Company.

          20.   Review with the Company's Independent Accountants any problems or difficulties they may have encountered and any management letters provided by them and the Company's responses to such letters. Such review should include:

            (a)   Any difficulties encountered in the course of the audit, including any restrictions on the scope of activities or access to required information, and any disagreements (as contemplated by Item 304 of SEC Regulation S-K or successor rule) with management, which, if not resolved to the Independent Accountants' satisfaction, would have caused them to issue a qualified report on the Company's financial statements; and

            (b)   Any changes required in the planned scope of the audit.

          21.   Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

          22.   Review the effectiveness of, and advise the Board with respect to, (a) the Company's procedures for monitoring compliance with applicable laws and regulations and investigating and following up on (including disciplinary action) compliance failures, and (b) the Company's policies and procedures relating to accounting, financial reporting, internal control and auditing.

          23.   Review with the Company's outside counsel legal matters that may have a material impact on the Company's financial statements and compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          24.   In functioning as the Company's qualified legal compliance committee,

            (a)   establish written procedures for the confidential receipt, retention and consideration of evidence of a material violation of an applicable federal or state securities law, a material breach of fiduciary duty arising under federal or state law, or a similar material violation of any federal or state law by the Company or by any officer, director, employee or agent of the Company (each, a "Material Violation") that is reported to the Committee by the Company's chief legal officer or any other legal advisor to the Company;

            (b)   inform the Company's chief executive officer, consistent with appropriate confidentiality obligations, of any report to the Committee of a Material Violation;

            (c)   determine whether an investigation is necessary regarding any report to the Committee of evidence of a Material Violation by the Company's chief legal officer or any other legal advisor to the Company;

            (d)   if the Committee determines an investigation is necessary or appropriate, (i) notify the full Board, (ii) initiate an investigation, which may be conducted either by the Company's chief legal officer or the Company's outside attorneys, and (iii) retain such additional expert personnel as the Committee deems necessary, and at the conclusion of such investigation, recommend, by majority vote, that the Company implement an appropriate response to evidence of a Material Violation and inform the Company's chief legal officer and chief executive officer and the Board of the results of such investigation and the appropriate remedial measures to be adopted; and

            (e)   acting by majority vote, take all other appropriate actions to respond to evidence of a Material Violation that is reported to the Committee by the Company's chief legal officer or any other legal advisor to the Company.

          25.   Meet periodically with the chief financial officer, the senior internal auditing executive and the Company's Independent Accountants in separate executive sessions.

          26.   Review with the Company's management, Independent Accountants and senior internal auditing executive the adequacy and effectiveness of the internal auditing function, including the adequacy of staffing and budget.

          27.   Review with the senior internal auditing executive and with the Independent Accountants an audit of the expense accounts and perquisites of officers, including their use of corporate assets.

          28.   Review a summary of internal audit findings, inquire whether appropriate corrective actions have been taken on significant audit findings and review the current status of the annual internal audit plan and explanations of any significant deviations from the original plan.

          29.   Receive regular direct reports from the senior internal auditing executive and the Company's chief compliance officer, and consult with management about any changes in such personnel and their performance evaluations and compensation.

          30.   Submit minutes of all Committee meetings to the Board of Directors.

          31.   Annually review its and its individual members' performance.

          32.   Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's Independent Accountants. It also is not the duty of the Committee to assure compliance with laws and regulations and the Company's policies and procedures. This is the responsibility of management. In carrying out its responsibilities, the Committee must remain flexible in order to react to changing conditions and to assure the Board and the Company's stockholders that corporate accounting and reporting practices are functioning in accordance with all applicable legal requirements and are of the highest quality.

ANNEX B

LaBRANCHE & CO INC.

AMENDED AND RESTATED

COMPENSATION COMMITTEE CHARTER

        The Board of Directors (the "Board") of LaBranche & Co Inc. (the "Company") has established a Compensation Committee (the "Committee") for the purpose of reviewing, overseeing and exercising the Board's responsibilities relating to compensation of the Company's executive officers and directors, and reporting on executive compensation in the Company's annual proxy statement in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC") and New York Stock Exchange, Inc. (the "NYSE"), as in effect from time to time. This Amended and Restated Compensation Committee Charter shall be effective as of the date of its approval and adoption by the Board.

        This Charter is intended as a component of the flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and By-laws, it is not intended to establish by its own force any legally binding obligations.

* * * * * * *

Composition and Meetings

        The Committee shall consist of at least three (3) Board members appointed by the Board, each of whom shall be "independent" (as determined by the Board in accordance with applicable laws, rules and regulations of the SEC and the NYSE) of management and the Company and each of whom shall qualify as a "non-employee director" under Rule 16b-3(b)(3) under Section 16 of the Securities Exchange Act of 1934, as amended, and as an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended. Members of the Committee should be experienced and well-informed on matters relating to executive compensation. The Board also shall appoint one of the members of the Committee to act as Chairperson of the Committee. The Chairperson and each other member of the Committee shall serve until the earlier of (i) the date on which he or she is no longer a member of the Board or (ii) his or her resignation or removal by the Board. The Board may appoint additional or replacement members of the Committee from time to time.

        Regular meetings of the Committee shall be held at least annually at such time and place as the Chairperson of the Committee shall notify the other members of the Committee in writing at least 15 business days prior to the date of such meeting. Special meetings of the Committee may be called by the Chairperson of the Committee or by any two (2) members of the Committee by notifying all the members of the Committee of the date, time, place and purpose of such meeting in writing at least three (3) business days prior to the date of such meeting. Any member of the Committee may waive notice of any meeting of the Committee. The attendance of a member of the Committee at any meeting shall constitute a waiver of notice of such meeting, except where such Committee member attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. A majority of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee, and the act of a majority of the Committee members present at any meeting at which there is a quorum shall be the act of the Committee, except as may be otherwise specifically provided by law or by the Company's Certificate of Incorporation or By-Laws. If a quorum shall not be present at any meeting of the Committee, the Committee members present thereat may adjourn the meeting until a quorum shall be present. Unless otherwise restricted by law or by the Company's Certificate of Incorporation or By-Laws, any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if a written consent thereto is signed by all members of the Committee, and such written consent is filed with the minutes of proceedings of the Committee. The Secretary of the Company, or in his or her absence, such person as may be designated by the Chairperson of the Committee, shall act as secretary and keep the minutes of all meetings of the Committee.

Authority

        The Committee is authorized to (1) review, consider, oversee and decide, subject to full Board approval in those instances in which the Board has specifically reserved for itself the right of approval or to stockholder approval in those instances required by applicable law or the rules and regulations of the SEC or the NYSE, all matters relating to the Company's compensation programs, including, in particular, the character, timing and amount of compensation of the Company's Chief Executive Officer ("CEO") and other executive officers and directors, (2) administer the Company's Equity Incentive Plan, Annual Incentive Plan, and other equity and incentive compensation plans and programs established by the Company from time to time, and (3) review and assess such other compensation-related matters as the Board shall from time to time direct. Each of the activities described in the immediately preceding sentence shall be conducted in a manner consistent with, and shall be subject to all terms and conditions of, applicable requirements of the SEC and the NYSE, industry standards and this Charter. The Committee also shall regularly report to the Board with respect to its activities and report on executive compensation in the Company's annual proxy statement in accordance with the rules and regulations of the SEC and the NYSE, as in effect from time to time. In carrying out its duties, the Committee shall have the authority to retain and terminate compensation consultants for the purpose of assisting in the evaluation of the Company's compensation programs, particularly CEO and other executive officer compensation, and to approve the fees payable to such consultants and the other terms and conditions of their retention. The Committee also is authorized to obtain advice and assistance from internal or external legal, accounting and other advisors.

        In discharging its oversight role, the Committee is authorized to investigate any matter that the Committee deems appropriate, with access to all books, records, facilities and personnel of the Company.

Responsibilities

        The principal responsibilities of the Committee are to (1) review and approve the Company's goals and objectives with respect to the compensation of its executive officers, evaluate its executive officers' performance in light of those goals and objectives and set its executive officers' compensation based on such evaluation, (2) review the Company's overall compensation structure to determine whether it establishes appropriate incentives for the Company's executive officers and directors, (3) make recommendations to the Board with respect to the structure of the Company's equity and incentive compensation plans and programs, and (4) report the results of its activities to the Board at least semi-annually. In carrying out its responsibilities, the Committee shall conduct the following specific activities, which are set forth with the understanding that the Committee may supplement them as appropriate:

          1.     Annually review and make recommendations to the Board with respect to the compensation of the CEO and other executive officers and key employees of the Company. In reviewing the CEO's and other executive officers' and key employees' compensation, the Committee shall develop packages that:

            (a)   ensure that base salary and incentive awards are objectively linked to appropriate indicia of the Company's performance, including earnings, return on capital and other relevant financial or operational measures which the Committee deems appropriate;

            (b)   ensure that compensation is reasonable and affordable within the Company's overall economics;

            (c)   provide for measures of individual performance that can be controlled or materially influenced by the person who will receive particular payments;

            (d)   provide for performance measurement cycles that are consistent with the Company's business cycles; and

            (e)   lead to total cash compensation that is understandable and reasonable relative to performance in the absolute and when compared to that of executive officers and key employees in similar positions at comparable companies and within the Company;

          2.     Review the CEO's and other executive officers' performance in the context of the Company's Business Policies and Code of Conduct, the overall goals and objectives of the Company, the Company's overall compensation system and relevant stockholder return. The Committee also shall compare the Company's performance to the performance of comparable companies and their respective CEOs and other executive officers and key employees;

          3.     Annually review and approve, for the CEO and the other executive officers of the Company, annual base salary levels, incentive opportunity levels (both short-term and long-term), proposed employment agreements, severance arrangements and change-in-control agreements, in each case as, when and if appropriate, and any special or supplemental benefits;

          4.     Periodically review the Company's Equity Incentive Plan, Annual Incentive Plan and other equity and incentive plans and programs for compliance with rules and regulations of the SEC and NYSE, industry standards and the overall compensation philosophy of the Company, and recommend changes, if any, to the Board for approval;

          5.     Report to the Company's stockholders regarding the compensation of the CEO and other executive officers of the Company in the Company's annual proxy statement filed with the SEC and issued to its stockholders in connection with the Company's annual meeting of stockholders;

          6.     To the extent delegated thereto by the Board from time to time, designate, and monitor the performance of, the mutual funds which are to be made available as investment options under the Company's Retirement Plan (which responsibility the Committee may delegate to specified members of management, as the Committee deems appropriate);

          7.     Recommend the formation and delegation of authority to subcommittees of the Committee when appropriate;

          8.     Regularly report (at least semi-annually) to the Board regarding its findings with respect to all compensation-related matters; and

          9.     Annually review and reassess the adequacy of this Charter and recommend changes deemed necessary or advisable to the Board for approval. The Committee also shall annually review its own performance.

ANNEX C

LABRANCHE & CO INC.

AMENDED AND RESTATED

NOMINATING & CORPORATE GOVERNANCE COMMITTEE

CHARTER

        The Board of Directors (the "Board") of LaBranche & Co Inc. (the "Company") has established a Nominating and Corporate Governance Committee (the "Committee") for the purposes of (1) identifying individuals qualified to become Board members and to recommend that the Board select these individuals as nominees for election to the Board at the next annual meeting of the stockholders of the Company, and (2) overseeing and making recommendations to the Board with respect to all corporate governance matters of the Company, including the development and recommendation to the Board of a set of corporate governance principles to be included in the Company's Code of Conduct. This Amended and Restated Charter is effective as of the date of its approval and adoption by the Board.

        This Charter is intended as a component of the flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and By-laws, it is not intended to establish by its own force any legally binding obligations.

* * * * * * *

Composition and Meetings

        The Committee shall consist of at least three (3) Board members appointed by the Board, each of whom shall be "independent" (as defined by applicable laws, rules and regulations of the Securities and Exchange Commission (the "SEC") and New York Stock Exchange, Inc. (the "NYSE")) of management and the Company. The Board also shall appoint one of the members of the Committee to act as Chairperson of the Committee. The Chairperson and each other member of the Committee shall serve until the earlier of (i) the date on which he or she is no longer a member of the Board or (ii) his or her resignation or removal by the Board. The Board may appoint additional or replacement members of the Committee from time to time.

        Regular meetings of the Committee shall be held at least annually at such time and place as the Chairperson of the Committee shall notify the other members of the Committee in writing at least 15 business days prior to the date of such meeting. Special meetings of the Committee may be called by the Chairperson of the Committee or by any two (2) members of the Committee by notifying all the members of the Committee of the date, time, place and purpose of such meeting in writing at least three (3) business days prior to the date of such meeting. Any member of the Committee may waive notice of any meeting of the Committee. The attendance of a member of the Committee at any meeting shall constitute a waiver of notice of such meeting, except where such Committee member attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. A majority of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee, and the act of a majority of the Committee members present at any meeting at which there is a quorum shall be the act of the Committee, except as may be otherwise specifically provided by law or by the Company's Certificate of Incorporation or By-Laws. If a quorum shall not be present at any meeting of the Committee, the Committee members present thereat may adjourn the meeting until a quorum shall be present. Unless otherwise restricted by law or by the Company's Certificate of Incorporation or By-Laws, any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if a written consent thereto is signed by all members of the Committee, and such written consent is filed with the minutes of proceedings of the Committee. The Secretary of the Company, or in his or her absence, such person as may be designated by the Chairperson of the Committee, shall act as secretary and keep the minutes of all meetings of the Committee.

Authority

        A.    Nominating Authority.    The Committee shall have authority to seek, consider and recommend to the Board, for nomination by the Board for election or appointment to the Board or any committee of the Board, individuals who have such qualifications as are consistent with applicable requirements of the SEC and the NYSE, industry standards and the criteria set forth in this Charter. The Committee also shall have authority to retain and/or terminate any search firm used to identify candidates for Board membership and approve search firm fees and other retention terms. Notwithstanding this grant of authority, the Board shall have the ultimate authority and responsibility to nominate and, where permissible under applicable law, the rules and regulations of the SEC and the NYSE and the Company's Certificate of Incorporation and By-Laws, select individuals to serve on the Board or any committee thereof.

        B.    Corporate Governance Authority.    The Committee also shall have the authority to provide oversight and leadership on matters relating to the corporate governance of the Company consistent with requirements of the SEC and the NYSE, industry standards and the principles set forth in this Charter. In carrying out this responsibility, the Committee shall have authority to oversee the evaluation of the Board and management of the Company and to act on such other matters relating to the corporate governance of the Company as the Board shall from time to time direct. The Committee shall regularly report to the Board with respect to matters of corporate governance of the Company.

        In discharging its oversight role, the Committee is authorized to investigate any matter that the Committee deems appropriate, with access to all books, records, facilities and personnel of the Company.

        C.    Authority to Retain Independent Advisers.    The Committee also shall have the authority to select, direct and, if it deems appropriate, terminate any search firm used to identify candidates for Board membership (or to establish other procedures to develop potential candidates for consideration, as well as any such other independent experts, counsel and other advisers as it deems reasonably necessary in the performance of its duties.

Responsibilities

        A.    Nominating Responsibilities.    The Committee is responsible for the careful identification and selection of appropriate individuals to serve as members of the Board or any committee thereof. The Committee, in carrying out this responsibility, should take appropriate actions through the following policies and procedures, to ensure that the Company is governed by qualified individuals, with the understanding that the Committee may supplement these policies and procedures as appropriate:

          1.     Prospective Board members who are not employees of the Company should not have a material conflict of interest, or a material commercial relationship, professional services relationship (i.e., lawyer, accountant, investment banker, etc.) or family relationship with the Company or its senior executive officers. In recommending prospective Board members to the Board for nomination, the Committee shall affirmatively determine that the candidate would qualify as "independent" (as defined by applicable laws, rules and regulations of the SEC and the NYSE). In addition, the Committee shall consider that, in the selection of nominees, and when considering the Board and its committees, each as a whole, the Board's objective is to maintain a balance of business experience and interpersonal skills, thereby maximizing the effectiveness of the

  Board and each of its committees. The criteria to be used in identifying, selecting and recommending prospective Board and committee members shall include, but not necessarily be limited to:

            (a)   broad business judgment and leadership;

            (b)   management experience at a senior policy-making level in one or more functional areas of a major public company;

            (c)   familiarity with relevant regulatory issues or specific industry knowledge;

            (d)   business creativity and vision;

            (e)   a demonstrable personal commitment to the Company and the interests of its stockholders;

            (f)    ability/desire to invest time and effort on a consistent basis;

            (g)   awareness of, and perspective on, relevant current business issues;

            (h)   diversity of relevant experience, expertise, age, race and gender;

            (i)    prior participation in Board and committee deliberations; and

            (j)    absence of an over-commitment to other business activities or the requirements of boards of other companies;

          In evaluating the qualifications of nominees submitted by the Company's stockholders, the Committee will use the same criteria that it uses to evaluate other potential nominees.

          2.     The Committee shall review and assess outside director remuneration for sufficiency to attract and retain members of the Board of a quality needed for the successful accomplishment of the Board's goals and recommend changes, if any, in the composition of the Board; and

          3.     The Committee shall recommend to the Board nominees for each other committee of the Board and the formation and delegation of authority to subcommittees when appropriate.

        B.    Corporate Governance Responsibilities.    The purpose of the Committee also is to lead and oversee management in shaping the corporate governance of the Company in a manner which promotes the interests of the Company and its stockholders, and to report the results of its activities to the Board. The Committee shall seek to facilitate the free flow of information to the Board and its committees in order to assist them in acting on behalf of the Company. In carrying out its oversight responsibilities, the Committee shall conduct the following activities, which are set forth with the understanding that the Committee may supplement them as appropriate:

          1.     Review and comment on the performance of all members of the Board and other committees of the Board and report annually to the Board with an assessment of the Board's overall performance, which assessment shall be discussed with the full Board;

          2.     Advise the Board with respect to the Company's compliance with applicable laws and regulations and its policies and procedures relating to the governance of the Company;

          3.     Develop, implement and annually review and assess the adequacy of the Company's Code of Conduct and Corporate Governance Guidelines and recommend changes to the Board for approval and adoption by the Company;

          4.     Review periodically with management the provisions of the Company's Code of Conduct and other policies and procedures regarding director, officer and employee conduct (including the Company's policies and procedures concerning trading in Company securities and use or possession of proprietary or confidential information at the time of trading) and consider any waivers sought under the Code of Conduct; only the Board may grant waivers of the Code of Conduct to directors, officers of the Company or executive officers of any operating subsidiary of the Company;

          5.     Consider the necessity and establishment of new committees of the Board and recommend to the Board the general responsibilities of such new committee(s);

          6.     Consider the impact of Board and executive management decisions on the Company's stockholders, employees, customers, suppliers, lenders and the communities in which the Company operates and make recommendations to the Board on how to improve the processes involved in making such decisions;

          7.     Consider and recommend methods to improve director and management communication systems and develop requirements for information to be made available to the Board in order to more efficiently and effectively govern the Company;

          8.     Review and, if it concurs, present to the Board for approval and adoption by the Company a management succession plan developed by the Chief Executive Officer in order to ensure continuity in senior management, which plan should address (i) emergency Chief Executive Officer succession; (ii) Chief Executive Officer succession in the ordinary course of business; and (iii) succession for the other members of senior management, and also should include an assessment of senior management experience, performance, skills and planned career paths; and

          9.     Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee also shall annually review its own performance.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to govern the Company or make ultimate decisions on the Board and committee member nomination and corporate governance policies and procedures of the Company. This is the responsibility of the Board. The responsibility of the Committee is to consider and review the policies and procedures of the Company with respect to Board and committee member nomination and corporate governance matters and to report to the Board its findings in order to assist the Board in making the ultimate decisions with respect to these matters on behalf of the Company and its stockholders.

        In carrying out its responsibilities, the Committee must remain flexible in order to react to changing conditions and to recommend to the Board and assure the stockholders that the Company's nominating and corporate governance policies and procedures are functioning in accordance with all applicable legal requirements and are of the highest quality.

ANNEX D

LABRANCHE & CO INC.
CORPORATE GOVERNANCE GUIDELINES

        The Board of Directors (the "Board") of LaBranche & Co Inc. (the "Company") is dedicated to preserving and enhancing stockholder value through oversight of the management of the Company for the benefit of the Company's stockholders. The Company's system of corporate governance is the principal means by which the Board carries out its oversight responsibility. The Board and management recognize that the interests of the Company's stockholders are advanced by responsibly addressing their interests, as well as those of the Company's customers, employees, partners and suppliers. The Company is committed to responsible and responsive corporate governance and the highest levels of ethical conduct.

        The formal requirements pertaining to the Company's corporate governance structure are set forth in the Company's Certificate of Incorporation and By-Laws, each as amended from time to time. The Board has adopted these Corporate Governance Guidelines to provide guidance and insight into the Company's system of corporate governance.

        These Corporate Governance Guidelines are intended as a component of the flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. While they should be interpreted in the context of applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and By-Laws, they are not intended to establish by their own force any legally binding obligations.

1.     Director Qualification and Board Composition

        A.    Director Independence.    At least a majority of the members of the Board must meet the criteria for independence mandated by the New York Stock Exchange and all other applicable laws, rules and regulations, as determined by the Board annually. In general, these criteria require that an independent director have no material relationship with the Company or with senior executive officers of the Company, directly or indirectly, except as a director. The Board's annual determination of the independence of its members must be disclosed pursuant to applicable rules of the New York Stock Exchange.

        For purposes of determining whether a prospective member of the Board lacks any material relationship with the Company or with senior executive officers of the Company and thus qualifies as "independent," the prospective Board member will not be "independent" if, within the preceding three years:

          1.     he or she was employed by the Company or his or her immediate family member was an officer of the Company;

          2.     he or she (or an immediate family member) received direct compensation from the Company (other than for service as a director, or a pension or deferred compensation) of more than $100,000/year;

          3.     he or she was affiliated with, or was employed by, the Company's internal or external auditor or his or her immediate family member was affiliated with, or employed in a professional capacity by, the Company's internal or external auditor;

          4.     he or she (or an immediate family member) was part of a compensation committee interlock involving an executive officer of the Company (or his or her immediate family member); or

          5.     he or she was an executive officer or employee of a company that makes payments to, or receives payments from, the Company of the greater of more than $1 million, or 2% of the other company's consolidated gross revenues, or his or her immediate family member was an executive officer of a company that makes payments to, or receives payments from, the Company of the greater of more than $1 million, or 2% of the other company's consolidated gross revenues.

For purposes of these independence criteria, an immediate family member includes a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law, brother- and sister-in-law and anyone (other than a domestic employee) sharing the prospective director's home. For all relationships not specifically addressed by the foregoing criteria, the determination of whether a relationship is material shall be made based on the totality of the circumstances and shall be made by members of the Board who clearly satisfy the foregoing independence criteria.

        B.    Director Qualifications.    The Nominating & Corporate Governance Committee of the Board is responsible for reviewing with the Board the requisite skills and characteristics of continuing and prospective Board members, as well as the composition of the Board as a whole. The standards considered by the Nominating & Corporate Governance Committee in evaluating Board candidates are set forth in the Nominating & Corporate Governance Committee Charter and include, but are not limited to, (1) broad business judgment and leadership; (2) management experience at a senior policy-making level in one or more functional areas of a major public company; (3) familiarity with relevant regulatory issues or specific industry knowledge; (4) business creativity and vision; (5) a demonstrable personal commitment to the Company and the interests of its stockholders; (6) ability/desire to invest time and effort on a consistent basis; (7) awareness of, and perspective on, relevant current business issues; (8) diversity of relevant experience, expertise, age, race and gender; (9) prior participation in Board and committee deliberations; and (10) absence of an over-commitment to other business activities or the requirements of boards of other companies. These standards are considered in the context of an assessment of the needs of the Board at that point in time. The Nominating & Corporate Governance Committee selects and recommends candidates for Board nomination in accordance with the policies and principles set forth in its charter. Nomination of any candidate is a decision that is reserved to the full Board. The Nominating & Corporate Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for Board membership. Any such nominations, together with appropriate biographical information, should be submitted to the Chairman of the Nominating & Corporate Governance Committee, c/o Secretary, LaBranche & Co Inc., One Exchange Plaza, New York, NY 10006.

        C.    Board Size.    It is the sense of the Board that five to nine members, a majority of whom satisfy the criteria for independence described in Section 1A above, is an appropriate size for the Board under current circumstances, although the Nominating & Corporate Governance Committee may consider and recommend an adjustment in the size of the Board in order to enable the Board to fulfill more effectively its responsibility to oversee the management of the business and affairs of the Company.

        D.    Term Limits.    It is the current sense of the Board that the imposition of term limits on Board membership is unwarranted. While term limits may in certain circumstances enhance the availability to the Board of fresh ideas and viewpoints, they also could result in the loss of the contributions of directors who have been able to develop, over a period of time, valuable insight into the Company, its operations and the industry in which it operates. As an alternative to term limits, the Nominating & Corporate Governance Committee reviews each Board member's continuation on the Board every three years, and each Board Member is thus afforded an opportunity to confirm his or her desire to continue as a member of the Board.

2.     Director Responsibilities

        A.    Board's Role.    The Company's business is managed under the direction of the Board, which represents the interests of the Company and its stockholders. The Board is responsible for ensuring that the Company has in place quality management focused on achieving competitive business performance over the long term. The Board fulfills its role (directly or by delegating certain responsibilities to its committees) by (a) providing advice and counsel to the Chief Executive Officer and principal senior executives; (b) selecting, regularly evaluating, fixing the compensation of, and, where appropriate, replacing the Chief Executive Officer; (c) overseeing the conduct of the Company's business and strategic plans to evaluate whether the business is being properly managed; (d) reviewing and approving the Company's financial objectives and major corporate plans and actions; (e) reviewing and approving major changes in the Company's auditing and accounting principles and practices; (f) providing oversight of internal and external audit processes and financial reporting; (g) providing oversight of risk assessment and protection processes and processes designed to promote legal compliance; and (h) performing such other functions as the Board believes reasonably appropriate or advisable or as otherwise prescribed by rules and regulations. To carry out these responsibilities, the directors recognize that they have obligations individually and collectively to pay careful attention and be properly informed. They also recognize that candor and the avoidance of conflicts in fact and in perception are hallmarks of the accountability owed to the Company's stockholders. Each director has a personal obligation to disclose a potential conflict of interest to the Chairman of the Board prior to any Board decision related to any matter, and if the Chairman, in consultation with legal counsel, determines that a conflict exists or the perception of a conflict is likely to be significant, such director is obligated to recuse himself or herself from any discussion or vote related to such matter. In discharging their obligations, members of the Board are entitled to rely on the honesty and integrity of the Company's senior executives and its advisors and auditors.

        B.    Board and Committee Meetings; Confidentiality.    The Board and each of its committees hold regularly scheduled meetings and additional special meetings as needed and also act from time to time by unanimous written consent in lieu of a meeting. Members of the Board are expected to attend Board meetings and meetings of the Board committees on which they serve, either in person or by telephone, spend the amount of time at such meeting which is needed to fully review and consider the subjects and issues discussed at such meetings and meet as frequently as reasonably necessary to properly discharge their responsibilities. The Chairman of the Board, in consultation with management, establishes the agenda for each Board meeting. Any Board member may suggest the addition of agenda items for any meeting of the Board. Each Board member also is free to raise at any Board meeting subjects that are not on the agenda for that meeting. The agenda for each committee meeting is established by the chairperson of that committee, in consultation with other members of the committee and with management, and each committee member is free to raise at any committee meeting subjects that are not on the agenda for that meeting. Materials and information which are important to an understanding of the business to be conducted at each Board and committee meeting generally are distributed to each member of the Board or committee sufficiently in advance of such meeting to afford him or her an adequate opportunity to review and consider such materials and information prior to the meeting and be prepared to discuss them at the meeting and make informed judgments. The proceedings and deliberations of the Board and its committees are confidential. Each member of the Board is required to maintain the confidentiality of information received in connection with his or her service as a member of the Board.

        C.    Executive Sessions.    Those members of the Board who qualify as "independent" within the meaning of the applicable rules of the New York Stock Exchange, as determined by the Board in accordance with the criteria described in Section 1A above, meet in scheduled executive sessions without management present at least four times a year. These executive sessions serve as the forum for evaluation of the performance of management and of the Board. The chairpersons of the Audit,

Compensation and Nominating & Corporate Governance Committees of the Board rotate annually the responsibility for presiding at these sessions, and the name of the presiding director during each year is disclosed in the Company's annual proxy statement or such other stockholder communication as mandated by rule or regulation.

        D.    Communication by the Board.    The Board believes that management should speak for the Company and that the Chairman of the Board should speak for the Board. Individual Board members may, from time to time, be asked to meet or otherwise communicate with various constituencies about the Company. Such requests often raise sensitive issues involving confidentiality, selective disclosure and inside information, and in these instances, members of the Board should consult with the Chairman of the Board for guidance concerning such communications.

3.     Board Committees

        A.    Committees.    The Board currently has three standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the Nominating & Corporate Governance Committee. Each member of these committees must qualify as "independent" within the meaning of applicable rules of the New York Stock Exchange, as determined by the Board in accordance with the independence criteria described in Section 1A above. In addition, all Audit Committee members must meet the additional requirements for audit committee membership prescribed under Section 301 of the Sarbanes-Oxley Act of 2002 and related rules of the Securities and Exchange Commission and the New York Stock Exchange.

        B.    Appointment.    Committee members and chairpersons are appointed by the Board based on the recommendation of the Nominating & Corporate Governance Committee, after consultation with the individual members of the Board. It is the sense of the Board that consideration should be given to rotating committee members and chairpersons periodically, but the Board does not feel that rotation should be mandated as a policy.

        C.    Charters.    The Board has adopted a charter setting forth the purposes, goals and responsibilities of each of its committees. The charters also set forth qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and procedures for reporting to the Board. Each charter is required to comply with applicable New York Stock Exchange rules and all other applicable laws, rules and regulations. Each committee is required to periodically review its charter and propose modifications to the full Board for consideration and approval as appropriate. (link to Charters)

        D.    Access to Outside Advisors.    The Board and each committee have the power to hire independent legal, financial or other advisors, as they may deem reasonably necessary or advisable, without consulting or obtaining the approval of any officer of the Company.

        E.    Creation of Additional Committees.    The Board may, from time to time, establish or maintain additional committees, as it deems reasonably necessary or appropriate.

4.     Director Access to Management and Employees

        A.    Access to Management and Employees.    Non-management members of the Board have full and free access to senior management and other employees of the Company to discuss the business affairs of the Company.

        B.    Internal Reporting; Whistleblower Protection.    The Board has established procedures for the submission and confidential treatment of complaints and concerns of employees regarding actual or suspected violations of any federal, state, local or foreign law, ordinance or regulation applicable to the Company, any rule or regulation of a regulatory authority to which the Company is subject and the Company's Code of Conduct. The Company also has adopted a "Whistleblower" Policy setting forth the Company's policies and procedures for reporting suspected violations of legal, accounting, internal control and auditing requirements and for ensuring freedom from discrimination, retaliation and harassment for reporting such violations.

5.     Director Compensation

        Only non-management members of the Board receive compensation for service as a member of the Board. To create a direct link with corporate performance, the Board believes that a meaningful portion of the total compensation payable to non-management directors should be provided and held in common stock of the Company. The Nominating & Corporate Governance Committee of the Board periodically reviews the form and amounts of non-management director compensation and makes recommendations to the Board with respect thereto. The Board sets the form and amounts of non-management director compensation, taking into account the recommendations of the Nominating & Corporate Governance Committee. The Board believes that the amount of non-management director compensation should fairly reflect the contributions of the non-management directors to the performance of the Company. Management periodically prepares and provides to the chairperson of the Nominating & Corporate Governance Committee a report on the non-management director compensation policies and practices of the Company's principal competitors and other comparable companies.

6.     Director Orientation and Continuing Education

        The Nominating & Corporate Governance Committee advises management on, and management provides, orientation programs and information for new members of the Board, including background material on the Company and its business. The Nominating & Corporate Governance Committee also advises the Board on appropriate educational sessions for Board members, which may include sessions provided by management and accredited outside advisors.

7.     Chief Executive Officer Performance Evaluation; Management Succession

        A.    CEO Performance Evaluation.    The Compensation Committee conducts, and reports to the Board for approval, an annual review of the Chief Executive Officer's performance in the context of the overall goals, objectives and strategic plans of the Company, the Company's strength and performance relative to its competitors and peer companies, stockholder return, the Company's Code of Conduct and other measures of management and Company performance, as determined by the Compensation Committee and the Board. The Board reviews the Compensation Committee's report in order to ensure that the Chief Executive Officer is providing appropriate leadership for the Company.

        B.    Succession Planning.    The Board, acting through the Nominating & Corporate Governance Committee, reviews, discusses with management and, once it approves the plan, presents to the Board for approval a management succession plan developed by the Chief Executive Officer to ensure continuity in senior management. This plan should address (i) emergency Chief Executive Officer succession; (ii) Chief Executive Officer succession in the ordinary course of business; and (iii) succession for the other members of senior management. The plan should include an assessment of senior management experience, performance, skills and planned career paths.

8.     Annual Performance Evaluation

        The Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating & Corporate Governance Committee receives comments from all members of the Board and reports annually to the Board with an assessment of the Board's performance. The assessment focuses on the Board's contributions to the performance of the Company and specifically focuses on areas in which the Board or management believes that the Board could improve. In addition, each of the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee annually reviews its own performance and reports the results of its review to the full Board.

9.     Code of Conduct

        The Board has adopted the Company's Code of Conduct, which applies to all directors, officers and employees of the Company. The Nominating & Corporate Governance Committee annually reviews the Code of Conduct and proposes modifications to the Board for consideration as appropriate.

10.   Insider Trading Policy

        The Company's directors, officers and employees are permitted to effect transactions in the Company's stock only during certain open trading windows and with the prior written approval of the Company's Compliance Director. Furthermore, no director, officer or employee who is aware of any material, non-public information about the Company may, directly or through family members or other persons or entities, (a) buy or sell securities of the Company or engage in any other action to take personal advantage of that information, or (b) pass that information on to others outside the Company, including friends and family.

11.   Loans to Directors and Officers

        It is the policy of the Company not to lend money to any director or officer of the Company, or any of their immediate family members, except for margin loans by the Company's LaBranche Financial Services, Inc. subsidiary in the ordinary course of its business to employees permitted under the rules or regulations of the Board of Governors of the Federal Reserve System pursuant to Section 7 of the Securities Exchange Act of 1934, as amended, which are (i) not used to purchase stock of the Company, (ii) of a type generally made available to the public, and (iii) on market terms or terms no more favorable than those offered to the general public for margin borrowings.

12.   Stockholder Communications with the Board

        Stockholders may send confidential communications to the Board by writing to:

    Secretary
    LaBranche & Co Inc.
    One Exchange Plaza
    New York, NY 10006

        The Secretary is responsible for keeping a log of all communications received from Company stockholders summarizing the nature of each communication. Communications regarding accounting, internal accounting controls and auditing matters, including violations of the Company's Code of Conduct, are sent to the Audit Committee. Communications (or a reasonable summary thereof) regarding Board nominations and corporate governance issues are transmitted to the Nominating & Corporate Governance Committee. All other communications (or a reasonable summary thereof) are transmitted by the Secretary to the Audit Committee, which determines whether such communications should be transmitted to the full Board or to another committee of the Board.

13.   Amendment; Disclosure

        Recognizing that best practices for corporate boards of directors and practical considerations may change over time, the Board will monitor developments in the corporate governance arena and will amend these Corporate Governance Guidelines as it deems appropriate. As required by the New York Stock Exchange, these Corporate Governance Guidelines, as amended from time to time, shall be posted on the Company's website.

ANNEX E

LABRANCHE & CO INC.

CODE OF CONDUCT FOR DIRECTORS, OFFICERS AND EMPLOYEES

1.0   Introduction

        1.1    Introduction

        This Code of Conduct (the "Code") has been adopted by our Board of Directors in order to clearly set forth the ethical standards of conduct and guidelines by which our employees, officers and directors are to conduct our business activities. The Code sets forth the overall tone for how we conduct our business and is supported by specific, detailed practices and procedures contained in the Employee Handbook and Compliance Manual furnished to each of our officers, directors and employees, as well as policies adopted by specific business groups.

        Our business is heavily regulated by numerous regulatory agencies. We require all our directors, officers and employees to observe and comply with all rules, regulations and laws applicable to the conduct of our business wherever located, and to conduct our business in accordance with the highest legal and ethical standards. Each of our employees, officers and directors is also expected to adhere to the highest standards of personal and professional integrity and to avoid any situation that might reflect unfavorably on him/her or upon us.

        This document provides guidelines for ethical conduct in broad areas of concern. It is impossible to describe every situation in which an employee, officer or director might be confronted with an ethical dilemma. Each of our employees, officers and directors must understand that "legal" and "ethical" do not mean the same thing. Each of our employees, officers and directors should stop and consider not only whether a particular action or failure to take action is legal, but also whether it is ethical—whether it is something with which our name should be associated. If a situation raises an ethics issue, we expect the employee, officer or director to take that as a strong signal that it may be inappropriate.

        The Code affirms our commitment to conduct business within the highest legal and ethical standards. This document has been prepared to assist our employees, officers and directors in understanding and complying with our standards. Every employee, officer and director is expected to know, understand and follow these standards, to seek advice when questions arise, and to report every violation or reasonably suspected violation of which he/she becomes aware.

        The Code applies to all our officers, directors and employees. It also is intended to constitute the code of ethics for our Senior Financial Officers pursuant to Item 406 of Regulation S-K of the Securities and Exchange Commission (the "SEC"). As used in the Code, the term "Senior Financial Officers" refers to the chief executive officer, chief financial officer, treasurer, controller, principal accounting officer and any other employees of LaBranche & Co Inc. performing similar functions

        1.2    Mission of the Company

        LaBranche & Co Inc. ("LAB") is a Delaware corporation, incorporated in 1999, the sole member of LaBranche & Co. LLC ("LaBranche"), LaBranche Structured Products, LLC ("LSP") and LaBranche Structured Products Specialists LLC ("LSPS"), all of which are New York limited liability companies, the sole stockholder of LaBranche Financial Services, Inc. ("LFSI"), a New York corporation, and LABDR Services, Inc. ("LABDR"), a Delaware corporation, and the sole owner of LaBranche & Co. B.V. ("BV"), a private limited liability company organized under the laws of the Netherlands. Founded in 1924, LaBranche is registered as a broker-dealer with the SEC, is one of the oldest and largest specialist firms on the New York Stock Exchange (the "NYSE") and also acts as a specialist in equities on the American Stock Exchange (the "AMEX"). LFSI is registered as a broker-dealer with the SEC and is a member of the NYSE and other exchanges, and provides securities clearing, securities execution and other related services to its own retail customers, customers of introducing brokers and institutional customers, including traders, professional investors and broker-dealers, and direct-access floor brokerage services to institutional customers. LSP is a registered broker-dealer and operates as a specialist in options, Exchange-Traded Funds ("ETFs") and futures on the AMEX and the New York Board of Trade ("NYBOT") and acts as a market-maker in ETFs, futures and options on several exchanges. LSPS was organized in February 2004 to act as a specialist in ETFs on the NYSE. LABDR was organized in 2003 to provide disaster recovery services and back-up facilities to our operating subsidiaries. BV represents LaBranche in European markets and provides client services to LaBranche's European listed companies.

        Each of our Specialist subsidiaries has an affirmative obligation to maintain a fair and orderly market in its specialist stocks. In doing so, it provides a service to its listed companies, and to the brokers, traders and investors who trade in its specialist stocks. We believe that, as a result of our commitment to providing high quality Specialist services, we have developed a strong positive reputation among our constituencies, including investors, members of the Wall Street community and listed companies.

        To provide the best service to our many constituencies and to maintain our reputation, it is important that all our employees, officers and directors adhere to the highest level of ethical conduct.

2.0   General Business Conduct

        2.1    Business Values

        We have established and seek to maintain high standards of ethical business conduct. Underlying these standards are the following business values:

          Honesty:    to be truthful in all endeavors, to be honest and forthright with one another and with our customers, suppliers, regulators and shareholders.

          Integrity:    to say what is meant, to deliver what is promised, and to stand for what is right.

          Respect:    to treat everyone with dignity and fairness, appreciating the diversity of the workforce and the uniqueness of each individual.

          Trust:    to build confidence through teamwork, open and candid communication, and consistent behavior.

          Responsibility:    to speak up—without fear of retribution—and report concerns in the work place, including violations of laws, regulations and policies, and seek clarification and guidance whenever there is doubt.

          Quality:    to provide the best possible service to our customers and to constantly strive for improvement.

        2.2    Legal and Regulatory Compliance

        Our directors, officers and employees are required to observe and comply with all federal, state, local and foreign laws applicable to us and the conduct of our business, including, in particular, all rules and regulations of the SEC, NYSE, AMEX, National Association of Securities Dealers ("NASD"), Boston Stock Exchange ("BSE"), Chicago Board Options Exchange ("CBOE") and New York Board of Trade ("NYBOT") and all other organizations which regulate and supervise our activities. Our Employee Handbook and Compliance Manual contains specific information on these rules and regulations and each of our directors, officers and employees is expected to familiarize him/herself with these rules and regulations.

        One of the fundamental rules to which our operations is subject is NYSE Rule 98, which requires "arm's length" dealings between our subsidiaries and thus the establishment of certain "Informational Barrier" procedures, which prohibit employees, among other things, from exchanging certain information with employees from a different subsidiary. Our Employee Handbook and Compliance Manual should be consulted for further details regarding these procedures.

3.0   Conflicts of Interest

        Our employees, officers and directors must avoid engaging in any outside business or other activity that might create a conflict of interest, create a perception of impropriety or jeopardize our integrity or reputation. A conflict of interest occurs when an individual's private interest interferes, or appears to interfere, in any way with our and our stockholders' best interests. In an effort to assure that all our employees, officers and directors act in our and our stockholders' best interests, we require that each employee, officer and director make prompt and full disclosure in writing of any situation that may involve a conflict of interest. Each employee must disclose and seek prior written approval from the Director of Compliance of his/her employer of any situation that may involve a conflict of interest. Directors, officers of the Company and executive officers of any of our operating subsidiaries must disclose and seek prior written approval from our Board of Directors of any situation that may involve a conflict of interest. Examples of such conflicts of interest include:

  •
  serving as a director, officer, partner, consultant or in any other key role in any business which does or seeks to do business with us or is our actual or potential competitor;

  •
  having any financial interest in any business which does or seeks to do business with us or is our actual or potential competitor; and

  •
  acting as a finder, broker or other intermediary for the benefit of a third party in a transaction with us.

        Prompt disclosure also should be made if a family member or friend is in one of the above situations or in any other situation that presents a potential conflict of interest. Although it is impossible to list all possible situations that present an actual or potential conflict of interest, there are certain situations that will inevitably present a conflict of interest. Such situations arise when an employee, officer or director or any other person having a close personal relationship (spouse, parent, child, sibling, mother or father-in-law, son and daughter-in-law, brother and sister-in-law, friend or any person living in the same home) with the employee, officer or director:

  •
  reasonably expects to obtain a significant financial or other personal benefit from one of our suppliers, customers or competitors;

  •
  proposes to engage in a significant personal business transaction involving us for profit or gain;

  •
  proposes to participate in any sale, loan or gift of our property (other than in the ordinary course of business and in accordance with established procedures and policies regulating such transfers of our property); or

  •
  learns of a business opportunity through association with us and considers disclosing it to a third party or investing in the opportunity without first offering it to us.

        It is our policy not to lend money to any of our directors or officers, or any of his/her immediate family members, except for margin loans by LFSI in the ordinary course of its business permitted under the rules or regulations of the Board of Governors of the Federal Reserve System pursuant to Section 7 of the Securities Exchange Act of 1934, as amended, which are (i) not used to purchase shares of our stock, (ii) of a type generally made available to the public, and (iii) on market terms or terms no more favorable than those offered to the general public for margin borrowings. Only the Audit Committee of the Board of Directors may approve the use of our assets to provide a loan, or guarantee of an obligation, to any other employee of the Company.

        3.1    Outside Employment Policy

        We are subject to very specific and strict requirements and limitations relating to outside employment. Our Employee Handbook and Compliance Manual contains additional information on this topic and each of our directors, officers and employees is expected to familiarize him/herself with such information.

4.0   Corporate Books and Records

        4.1    Recording and Reporting Information

        We are committed to full, fair, accurate, timely and understandable disclosure in reports and documents we file with, or submit to, the SEC and in other public communications. Each of our employees, officers and directors is expected to provide material information to be incorporated into our books and records and to ensure that the information he/she provides is accurate, complete and not misleading. All our financial documents, accounting records, reports, expense accounts, time sheets, and other books and records must accurately, clearly and completely represent the facts or figures they purport to reflect. Improper or fraudulent accounting, reporting or documentation on any of our books and records is strictly prohibited.

        Our Senior Financial Officers are responsible for the establishment and management of internal controls over financial reporting and disclosure controls and procedures in order to enable

            (i)  our consolidated financial statements and the notes thereto to present fairly, in all material respects, our financial position, results of operations and cash flows as of, and for the indicated period(s) ended, in conformity with accounting principles generally accepted in the United States;

           (ii)  the Senior Financial Officers to bring to the attention of the Audit Committee of our Board of Directors any information, of which they are aware, concerning (A) significant or material deficiencies in the design or operation of our internal controls, (B) any fraud, whether or not material, or any actual or potential conflict of interest between personal and professional relationships, involving any member of management or other employee who has a significant role in our internal controls over financial reporting or disclosure controls, or (C) any other matter which could adversely affect our ability to record, process, summarize and report financial data; and

          (iii)  information that is required to be disclosed in our filings with the SEC to be accumulated and communicated to our Senior Financial Officers to allow timely decisions regarding required disclosure.

        All our Senior Financial Officers are expected to facilitate the work of our independent auditors and must not, directly or indirectly, take any action to fraudulently influence, coerce, manipulate or mislead our independent auditors.

        Any employee, officer or director who becomes aware of any fact or situation that could lead to materially inaccurate or incomplete information in our financial reports must report it, either under his/her own name or anonymously by contacting LAB's Director of Internal Audit. Section 9.0 of the Code, "Policy Awareness and Reporting Violations" and, in particular, Section 9.2 of the Code, "Reporting and Investigating Violations", sets forth a more detailed discussion of reporting requirements and our "Whistleblower" Policy and the consequences of violations.

        4.2    Record Management and Retention

        We maintain a detailed record management and retention policy that must be followed by all our employees, officers and directors. Records must be retained as long as needed to satisfy the following:

  •
  operational, financial and tax requirements;

  •
  all regulatory requirements of the SEC, NYSE, NASD, AMEX, BSE, CBOE and all other securities regulatory organizations to which we are subject;

  •
  federal, state and local laws and regulations; and

  •
  litigation, claims and government inquiries.

        Our document retention policy, including a Retention Schedule listing retention policies for all documents (including those in electronic form) is contained in our Employee Handbook and Compliance Manual. Each of our directors, officers and employees is expected to familiarize him/herself with our document retention policies.

        It is a criminal offense to destroy documents that are subject to subpoena or other legal process. If a legal proceeding or investigation has commenced, or is threatened or reasonably likely to commence, federal and state law requires us to preserve documents relevant to the proceeding or investigation even before a formal request to produce documents has been made.

        Failure to comply with our record retention policy, federal and state laws and regulations or industry rules may result in termination of employment and criminal or civil prosecution.

        4.3    Fraud

        Fraud, dishonesty or criminal conduct in any aspect of our business is strictly prohibited.    Prohibited acts include, but are not limited to, the submission of false statements or documents. Any employee who becomes aware of any fraudulent act must report it either under his/her own name or anonymously by contacting his/her immediate supervisor or our Director of Internal Audit. Section 9.0 of the Code, "Policy Awareness and Reporting Violations" and, in particular, Section 9.2 of the Code, "Reporting and Investigating Violations", sets forth a more detailed discussion of reporting requirements and our "Whistleblower" Policy and the consequences of violations.

5.0   Fair Dealing

        5.1    Prohibited Payments and Gifts

        We strictly prohibit bribes, payoffs or payments of any kind to any person, government or regulatory official or entity for the purpose of improperly obtaining or retaining business or influencing any discretionary decision by a governmental or regulatory official. Gifts or gratuities (including entertainment), even in nominal or token amounts, to governmental and regulatory officials are highly regulated and frequently prohibited. Any such gifts by any of our directors, officers or employees should be avoided unless approved in advance by the Director of Compliance of his/her employer based on a determination that the proposed gift is permitted by law and our policies. Gifts or gratuities to, or entertainment of, existing or potential customers may be undertaken only if they do not create an appearance of impropriety and are consistent with normal business practices.

        No employee, officer or director, or person having a close personal relationship to any employee, officer or director may accept any gift of more than token value, unusual hospitality, lavish entertainment or other favors which go beyond common courtesies usually associated with accepted business practice, and thereby incur an obligation to a customer, vendor or other person soliciting or doing business with the Company. Our Employee Handbook and Compliance Manual contains additional information on this policy and each of our directors, officers and employees is expected to familiarize him/herself with such information.

        5.2    Relations with Competitors

        Every officer, director and employee must deal fairly with our clients, vendors, competitors and fellow employees. No person should use unfair or deceptive practices when describing our services and activities. It is contrary to our practices for any employee to disparage the services or activities of our competitors. Our goal is to grow our business and increase our market share by offering more desirable services than our competitors. When competing for business, we expect our employees, officers and directors not to make false statements or omit material information regarding our services and activities or our competitors' services and activities.

        Any bidding on our behalf is subject to antitrust laws and other laws prohibiting anti-competitive behavior. Agreements with competitors regarding fixing or controlling prices, boycotting specific vendors or customers or allocating products, territories or markets are strictly prohibited. Any such agreements, whether formal or informal, express or implied, are against the law.

        5.3    Political Activity and Contributions

        Subject to the requirements set forth in our Employee Handbook and Compliance Manual, employees, officers and directors may support political parties, candidates or campaigns, provided that the support complies with applicable laws and regulations and our policies on campaign contributions and that all time spent on such activity is outside regular work hours. No person may use our name, facilities or assets for political purposes without our prior approval.

6.0   Use and Disclosure of Information

        6.1    Insider Trading

        We obey all laws designed to protect the investing public with respect to the use and disclosure of material nonpublic information.

        If any employee, officer or director becomes aware of any material information relating to us that has not been made available to the public, he/she must not trade directly or indirectly in our securities or disclose such information to another person, including his/her spouse, parents, children or siblings. Employees, officers and directors should assume that information is "material" if an investor might consider the information to be important in deciding whether to buy, sell, or hold our securities. Information may be important for this purpose even if it would not alone determine an investor's decision. Some (but not all) matters which may be material are financial results that have not yet been reported to the public, forecasts, possible acquisitions or joint ventures, acquisition or loss of a significant customer or contract, dividend actions, significant financing developments, major personnel changes and major litigation developments.

        Similarly, if an employee, officer or director becomes aware of material nonpublic information concerning another public company, he/she must not disclose that information to any individual who does not have a legitimate business reason to know such information and must not trade in securities of the other company until such information has been publicly disclosed.

        Our Employee Handbook and Compliance Manual contains more detailed information on this topic and each of our directors, officers and employees is expected to familiarize him/herself with such information.

        6.2    Proprietary Information

        Given the nature of our business, protecting proprietary and confidential information is of vital concern to us. Such information is one of our most important assets. It enhances our opportunities for growth and indirectly adds to the job security of all our employees. Accordingly, no employee, officer or director may disclose to any outside party confidential or proprietary information relating to us without prior written authorization to do so. Such disclosure could be harmful to us and may be illegal. This obligation continues even after an officer's, employee's or director's relationship with us ends.

        Proprietary information includes all information obtained by our employees in the course of their work. Confidential information is any information concerning us that is not generally known to the public. Customer lists, customer files, personnel files, trading data, computer records, financial and marketing data, process descriptions, research plans, formulas and trade secrets are examples of confidential information.

        Our rules regarding document control, restricted access to certain areas of our facilities and other such procedures must be strictly observed by each employee. Failure to adhere to our policies regarding proprietary and confidential information will be considered grounds for discipline, including dismissal.

        Any questions regarding this topic should be addressed to the appropriate Director of Compliance.

        6.3    Communications with Analysts, Institutions and the Media

        Only our specifically designated representatives may communicate on our behalf with the media, securities analysts or public investors. Any employee who receives any inquiry relating to us from the media, a securities analyst or an investor should decline comment and refer the inquiry to our Chief Executive Officer, Chief Financial Officer or other authorized spokesperson, unless he/she has received proper written authorization to make such communication.

        Our Employee Handbook and Compliance Manual contains more detailed information on this topic and each of our directors, officers and employees is expected to familiarize him/herself with such information.

7.0   Company Assets

        Proper use of our and our customers' property, facilities and equipment is the responsibility of every employee. These assets should be used and maintained with the utmost care and respect, guarding against waste and abuse. Employees should be cost-conscious and alert to opportunities for improving performance while reducing costs.

        The use of work time or our equipment, supplies, facilities or other resources for purposes not directly related to our business or the removal or borrowing of our property without permission is prohibited. Employees may, however, use our technology resources for incidental personal purposes so long as such use does not interfere with their duties, is not done for pecuniary gain, does not conflict with our business and does not violate any of our policies and procedures.

        All employees are responsible for complying with requirements of software copyright licenses related to software packages used in fulfilling job requirements.

        Our Employee Handbook and Compliance Manual contains more detailed information on this subject and each of our directors, officers and employees is expected to familiarize him/herself with such information-.

8.0   Employee and Workplace Issues

        Our most important resource is our employees. Our goal is to provide an environment in which all employees are able to reach their full potential while helping us achieve our objectives.

        8.1    Equal Employment Opportunity

        We provide equal employment opportunity for all applicants and employees. We do not discriminate on the basis of race, color, religion, sex, national origin, ancestry, age, physical disability, veteran status, marital status or sexual orientation. We also make reasonable accommodations for disabled employees. Finally, we prohibit the harassment of any individual on any of the bases listed above.

        8.2    Policy against Harassment

        We are committed to providing a workplace free of sexual harassment (which includes harassment based on gender), as well as harassment based on such factors as race, color, religion, national origin, ancestry, age, physical disability, mental disability, medical condition, marital status or sexual orientation. We strongly disapprove of, and will not tolerate, harassment of employees by managers, supervisors or coworkers. Similarly, we will not tolerate harassment by our employees of non-employees with whom we have a business relationship or vice versa.

9.0   Policy Awareness and Reporting Violations

        9.1    Communication of Policies

        Each of our employees, officers and directors is required to become familiar with, and strictly adhere to, the policies set forth in the Code and in our Employee Handbook and Compliance Manual. Our Directors of Compliance will ensure that all employees, officers and directors have access to the Code, our Employee Handbook and Compliance Manual and all necessary updates through our intranet or in printed form. If in doubt as to the meaning of any policy or his/her responsibilities under the Code or the Employee Handbook and Compliance Manual, each employee, officer or director must seek clarification from his/her Director of Compliance, who may obtain advice from our counsel. Violation of any of our policies as set forth in the Code or the Employee Handbook and Compliance Manual is grounds for discipline, up to and including discharge, legal action or government referral.

        The names of our Directors of Compliance and Director of Internal Audit are available upon request at any time from our Human Resources Manager, the Chief Financial Officer or Chief Executive Officer.

        Only our Board of Directors may grant a waiver of any aspect of the Code to directors, officers of the Company or executive officers of any of our operating subsidiaries. Any such waiver granted to a director or officer of the Company must be disclosed promptly to our shareholders.

        9.2    Reporting and Investigating Violations

        All employees, officers and directors are responsible for promptly reporting any violation of this Code or any laws, rules, regulations, policies or procedures. Employees having questions regarding the best course of action in a particular situation should address their concerns to his/her immediate supervisor or the appropriate Director of Compliance.

        Employees, officers or directors who become aware of, or who suspect the existence of, violations of our policies as set forth in the Code must promptly report such matters by contacting the appropriate Director of Compliance or the Company's Director of Internal Audit. If you report an actual or suspected violation to the appropriate Director of Compliance, the Director of Compliance is responsible for contacting the Director of Internal Audit and bringing the matter to his attention.    You may contact the Director of Internal Audit directly (in your own name or anonymously) (i) by telephone at 212-482-8930, (ii) by email at whibrert@labranche.com and/or (iii) by mail, courier or hand delivery addressed to Director of Internal Audit, LaBranche & Co Inc., 120 Broadway, 34th Floor, New York, NY 10271.

        The Audit Committee of the Board of Directors has established procedures for the receipt, retention and handling of concerns regarding questionable accounting or auditing matters. You may report your concerns regarding these matters to your immediate supervisor or to the Director of Internal Audit as described above.

        We are committed to protecting the rights of any individual who in good faith reports violations or suspected violations of the Code or any of our policies. In accordance with our "Whistleblower" Policy and applicable laws, every employee, officer and director will be protected against retribution for reporting misconduct or suspected misconduct. Any officer or employee who is found to have engaged in retaliatory behavior against any employee who reports misconduct or suspected misconduct will be subject to appropriate remedial action.

        Please refer to our "Whistleblower" Policy for more information regarding this subject.

LaBRANCHE & CO INC. 2004 ANNUAL MEETING	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

Proposal No. 1. ELECTION OF CLASS II DIRECTORS:			Proposal No. 2.	Proposal to ratify the appointment of KPMG LLP as LaBranche's independent auditors for the year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	FOR all nominees listed to the left (except as specified below)	WITHHOLD AUTHORITY to vote for all nominees listed to the left
01—David A. George 02—Donald E. Kiernan	☐	☐

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)	Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.	Name Change? No. of Shares	☐

Dated:	, 2004

Signature

Signature if held jointly

Important: Please sign exactly as name appears on this card. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title as such. If signor is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE

LaBRANCHE & CO INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2004

        George M.L. (Michael) LaBranche, IV and Alfred O. Hayward, Jr., each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of LaBranche & Co Inc. held of record by the undersigned on March 19, 2004 at the Annual Meeting of Stockholders to be held at 9:00 a.m. (New York time) on May 18, 2004, at the Ritz-Carlton Hotel, 2 West Street, New York, New York 10004 and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR PROPOSAL 1 AND FOR PROPOSAL 2.

        The below-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

QuickLinks

LABRANCHE & CO INC. One Exchange Plaza New York, New York 10006
LABRANCHE & CO INC. One Exchange Plaza New York, New York 10006
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS May 18, 2004
PROXY STATEMENT
REVOCABILITY AND VOTING OF PROXY
RECORD DATE AND VOTING RIGHTS
BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN STOCKHOLDERS AND MANAGEMENT
PROPOSAL NO. 1—ELECTION OF CLASS II DIRECTORS
VOTE REQUIRED
CORPORATE GOVERNANCE
DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Option Grants In Last Fiscal Year
Fiscal Year End Option Values
Equity Compensation Plan Information
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF OUR AUDIT COMMITTEE
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
VOTE REQUIRED
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
COMPARATIVE PERFORMANCE BY LaBRANCHE & CO INC.
STOCKHOLDER PROPOSALS
OTHER BUSINESS
THIRD AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
LaBRANCHE & CO INC. AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER
LABRANCHE & CO INC. AMENDED AND RESTATED NOMINATING & CORPORATE GOVERNANCE COMMITTEE CHARTER
LABRANCHE & CO INC. CORPORATE GOVERNANCE GUIDELINES
LABRANCHE & CO INC. CODE OF CONDUCT FOR DIRECTORS, OFFICERS AND EMPLOYEES